                                                                   EXHIBIT 10(d)




                             PLAINS RESOURCES INC.

                                  401(k) PLAN

                               TABLE OF CONTENTS

ARTICLE I -- DEFINITIONS

       Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1.1
       Actual Contribution Ratio  . . . . . . . . . . . . . . . . . . . .    1.2
       Actual Deferral Percentage   . . . . . . . . . . . . . . . . . . .    1.3
       Actual Deferral Ratio  . . . . . . . . . . . . . . . . . . . . . .    1.4
       Administrative Committee   . . . . . . . . . . . . . . . . . . . . .  1.5
       Affiliated Employer  . . . . . . . . . . . . . . . . . . . . . . .    1.6
       Aggregation Group  . . . . . . . . . . . . . . . . . . . . . . . . .  1.7
       Annual Addition  . . . . . . . . . . . . . . . . . . . . . . . . .    1.8
       Annual Compensation  . . . . . . . . . . . . . . . . . . . . . . .    1.9
       Annuity Start Date   . . . . . . . . . . . . . . . . . . . . . . . . 1.10
       Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.11
       Board of Directors   . . . . . . . . . . . . . . . . . . . . . . .   1.12
       Calendar Quarter   . . . . . . . . . . . . . . . . . . . . . . . .   1.13
       Code   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.14
       Computation Period   . . . . . . . . . . . . . . . . . . . . . . . . 1.15
       Considered Compensation  . . . . . . . . . . . . . . . . . . . . .   1.16
       Contribution Percentage  . . . . . . . . . . . . . . . . . . . . .   1.17
       Defined Benefit Fraction   . . . . . . . . . . . . . . . . . . . .   1.18
       Defined Contribution Fraction  . . . . . . . . . . . . . . . . . .   1.19
       Determination Date   . . . . . . . . . . . . . . . . . . . . . . .   1.20
       Eligible Class   . . . . . . . . . . . . . . . . . . . . . . . . .   1.21
       Employee   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.22
       Employer   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.23
       Employer Contribution  . . . . . . . . . . . . . . . . . . . . . .   1.24
       Employer Matching Contribution   . . . . . . . . . . . . . . . . .   1.25
       Employer Matching Contribution Account   . . . . . . . . . . . . .   1.26
       Entry Date   . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.27
       ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.28
       Excess Aggregate 401(m) Contributions  . . . . . . . . . . . . . .   1.29
       Excess Amount  . . . . . . . . . . . . . . . . . . . . . . . . . .   1.30
       Excess 401(k) Contributions  . . . . . . . . . . . . . . . . . . .   1.31
       Family   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.32
       Family Member    . . . . . . . . . . . . . . . . . . . . . . . . .   1.33
       Five Percent Owner   . . . . . . . . . . . . . . . . . . . . . . .   1.34
       Highly Compensated Employee  . . . . . . . . . . . . . . . . . . . . 1.35
       Hour of Employment   . . . . . . . . . . . . . . . . . . . . . . .   1.36
       Individual Medical Account   . . . . . . . . . . . . . . . . . . .   1.37
       Investment Gain or Loss  . . . . . . . . . . . . . . . . . . . . .   1.38
       Key Employee   . . . . . . . . . . . . . . . . . . . . . . . . . .   1.39
       Leased Employee  . . . . . . . . . . . . . . . . . . . . . . . . .   1.40
       Limitation Year    . . . . . . . . . . . . . . . . . . . . . . . . . 1.41

       Matched Salary Deferral Contribution   . . . . . . . . . . . . . .   1.42
       Maximum Permissible Amount   . . . . . . . . . . . . . . . . . . .   1.43
       Member   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.44
       Non-Highly Compensated Employee  . . . . . . . . . . . . . . . . .   1.45
       Non-Key Employee   . . . . . . . . . . . . . . . . . . . . . . . .   1.46
       Normal Retirement Age  . . . . . . . . . . . . . . . . . . . . . .   1.47
       Period of Service  . . . . . . . . . . . . . . . . . . . . . . . .   1.48
       Period of Severance  . . . . . . . . . . . . . . . . . . . . . . .   1.49
       Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.50
       Plan Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.51
       Projected Annual Benefit   . . . . . . . . . . . . . . . . . . . .   1.52
       Qualified Domestic Relations Order   . . . . . . . . . . . . . . .   1.53
       Qualified Nonelective Employer Contribution  . . . . . . . . . . . . 1.54
       Qualified Nonelective Employer Contribution
       Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.55
       Regulation   . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.56
       Required Beginning Date  . . . . . . . . . . . . . . . . . . . . .   1.57
       Restoration Contribution   . . . . . . . . . . . . . . . . . . . .   1.58
       Retirement   . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.59
       Rollover Contribution  . . . . . . . . . . . . . . . . . . . . . .   1.60
       Rollover Contribution Account  . . . . . . . . . . . . . . . . . .   1.61
       Salary Deferral Contribution   . . . . . . . . . . . . . . . . . .   1.62
       Salary Deferral Contribution Account   . . . . . . . . . . . . . .   1.63
       Section 401(k) Contributions   . . . . . . . . . . . . . . . . . .   1.64
       Section 401(m) Contributions   . . . . . . . . . . . . . . . . . .   1.65
       Separation   . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.66
       Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.67
       Sponsor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.68
       Sponsor Stock    . . . . . . . . . . . . . . . . . . . . . . . . . . 1.69
       Top-Heavy Plan   . . . . . . . . . . . . . . . . . . . . . . . . .   1.70
       Total Permanent Disability   . . . . . . . . . . . . . . . . . . .   1.71
       Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.72
       Trust Fund   . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.73
       Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.74
       Valuation Date   . . . . . . . . . . . . . . . . . . . . . . . . .   1.75
       Welfare Benefit Fund   . . . . . . . . . . . . . . . . . . . . . .   1.76

ARTICLE II - SERVICE

       Years of Active Service Credit for Vesting   . . . . . . . . . . . .  2.1
       When An Employee Severs Service  . . . . . . . . . . . . . . . . . .  2.2
       Periods of Severance of Five Years or More.  . . . . . . . . . . . .  2.3
       Transfers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2.4
       Employment Records Conclusive  . . . . . . . . . . . . . . . . . . .  2.5
       Coverage of Certain Previously Excluded
              Employees   . . . . . . . . . . . . . . . . . . . . . . . . .  2.6
       Service Credit Required under Federal Law.   . . . . . . . . . . . .  2.7

ARTICLE III - ELIGIBILITY AND PARTICIPATION

       Eligibility Requirements   . . . . . . . . . . . . . . . . . . . . .  3.1
       Eligibility Upon Reemployment  . . . . . . . . . . . . . . . . . . .  3.2
       Frozen Participation   . . . . . . . . . . . . . . . . . . . . . . .  3.3

ARTICLE IV - CONTRIBUTIONS

       Salary Deferral Contributions  . . . . . . . . . . . . . . . . . . .  4.1
       Employer Matching Contributions  . . . . . . . . . . . . . . . . . .  4.2
       Rollover Contributions and Plan-to-Plan Transfers  . . . . . . . . .  4.3
       Qualified Nonelective Employer Contributions   . . . . . . . . . . .  4.4
       Restoration Contributions  . . . . . . . . . . . . . . . . . . . . .  4.5
       Limit upon Salary Deferral Contributions   . . . . . . . . . . . . .  4.6
       Actual Deferral Percentage Test  . . . . . . . . . . . . . . . . . .  4.7
       Actual Deferral Percentage Fail Safe Provision   . . . . . . . . . .  4.8
       Special Actual Deferral Percentage Rules For Family
              Members   . . . . . . . . . . . . . . . . . . . . . . . . . .  4.9
       Contribution Percentage Test   . . . . . . . . . . . . . . . . . .   4.10
       Contribution Percentage Fail Safe Provision  . . . . . . . . . . .   4.11
       Special Contribution Percentage Rules For Family
              Members   . . . . . . . . . . . . . . . . . . . . . . . . .   4.12
       Income Allocable to Excess 401(k) Contributions
              and Excess Aggregate 401(m) Contributions   . . . . . . . .   4.13
       Additional Required Test if Alternative Compliance
              is Used   . . . . . . . . . . . . . . . . . . . . . . . . .   4.14
       Nondeductible Contributions Prohibited   . . . . . . . . . . . . .   4.15
       Form of Payment of Contributions   . . . . . . . . . . . . . . . .   4.16
       Deadline for Payment of Employer Contributions   . . . . . . . . .   4.17

ARTICLE V - ALLOCATIONS AND VALUATION OF ACCOUNTS

       Information Statements from Employer   . . . . . . . . . . . . . . .  5.1
       Allocation of Salary Deferral Contribution   . . . . . . . . . . . .  5.2
       Allocation of Employer Matching Contribution   . . . . . . . . . . .  5.3
       Allocation of Qualified Nonelective Employer
              Contribution  . . . . . . . . . . . . . . . . . . . . . . . .  5.4
       Allocation of Dividends on Sponsor Stock   . . . . . . . . . . . . .  5.5
       Sponsor Stock Splits   . . . . . . . . . . . . . . . . . . . . . .    5.6
       Valuation of Accounts  . . . . . . . . . . . . . . . . . . . . . . .  5.7
       Allocation of Forfeitures  . . . . . . . . . . . . . . . . . . . . .  5.8
       Restoration of Forfeited Amounts   . . . . . . . . . . . . . . . . .  5.9
       No Vesting Unless Otherwise Prescribed   . . . . . . . . . . . . .   5.10

ARTICLE VI - LIMITATIONS ON ALLOCATIONS

       Basic Limitation   . . . . . . . . . . . . . . . . . . . . . . . . .  6.1
       Estimation of Maximum Permissible Amount   . . . . . . . . . . . . .  6.2
       Attribution of Excess Amounts  . . . . . . . . . . . . . . . . . . .  6.3
       Treatment of Excess Amounts  . . . . . . . . . . . . . . . . . . . .  6.4
       Members Participating in Qualified Defined Benefit Plan  . . . . . .  6.5

ARTICLE VII - TOP-HEAVY REQUIREMENTS

       Application  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.1
       Top-Heavy Test   . . . . . . . . . . . . . . . . . . . . . . . . . .  7.2
       Vesting Restrictions if Plan Becomes Top-Heavy   . . . . . . . . . .  7.3
       Minimum Contribution if Plan Becomes Top-Heavy   . . . . . . . . . .  7.4
       Disregard of Government Programs   . . . . . . . . . . . . . . . . .  7.5
       Coverage Under Multiple Top-Heavy Plans  . . . . . . . . . . . . . .  7.6
       Restrictions if Plan Becomes Super Top-Heavy   . . . . . . . . . . .  7.7

ARTICLE VIII - BENEFITS AND EVENTS ENTITLING MEMBERS TO
                   DISTRIBUTION OF BENEFITS

       Valuation of Accounts for Withdrawals and Distributions  . . . . . .  8.1
       Death, Retirement, or Total Permanent Disability   . . . . . . . . .  8.2
       Severance Benefit  . . . . . . . . . . . . . . . . . . . . . . . . .  8.3
       Forfeiture on Termination of Participation   . . . . . . . . . . . .  8.4
       Withdrawal of Rollover Contributions   . . . . . . . . . . . . . . .  8.5
       Withdrawal upon Attainment of Normal Retirement Age  . . . . . . . .  8.6
       Withdrawal for Financial Hardship  . . . . . . . . . . . . . . . . .  8.7
       Loans to Members   . . . . . . . . . . . . . . . . . . . . . . . . .  8.8
       Receipt of Domestic Relations Order  . . . . . . . . . . . . . . . .  8.9
       Distributions Upon Disposition of Assets or a Subsidiary   . . . . . 8.10

ARTICLE IX - DISTRIBUTION OF BENEFITS

       Form of Distribution   . . . . . . . . . . . . . . . . . . . . . .   .9.1
       Information Provided to Members  . . . . . . . . . . . . . . . . . .  9.2
       Automatic Payment of Small Amounts   . . . . . . . . . . . . . . . .  9.3
       Time of Distribution   . . . . . . . . . . . . . . . . . . . . . . .  9.4
       Member Consent to Early Distributions  . . . . . . . . . . . . . . .  9.5
       Compliance with Statutory Requirements   . . . . . . . . . . . . . .  9.6
       Qualified Domestic Relations Orders  . . . . . . . . . . . . . . . .  9.7
       Distributions to Disabled  . . . . . . . . . . . . . . . . . . . . .  9.8
       Designation of Beneficiary   . . . . . . . . . . . . . . . . . . . .  9.9
       No Duplication of Benefits   . . . . . . . . . . . . . . . . . . .   9.10
       Missing Members or Beneficiaries   . . . . . . . . . . . . . . . .   9.11

       Claims Procedure   . . . . . . . . . . . . . . . . . . . . . . . .   9.12
       Claims Appeal Procedure  . . . . . . . . . . . . . . . . . . . . .   9.13
       Direct Rollover Option for Distributions on or
              After January 1, 1993   . . . . . . . . . . . . . . . . . . . 9.14

ARTICLE X - ADMINISTRATIVE COMMITTEE

       Appointment, Term, Resignation, and Removal  . . . . . . . . . . .   10.1
       Powers   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10.2
       Organization   . . . . . . . . . . . . . . . . . . . . . . . . . .   10.3
       Quorum and Majority Action   . . . . . . . . . . . . . . . . . . .   10.4
       Signatures   . . . . . . . . . . . . . . . . . . . . . . . . . . .   10.5
       Disqualification of Administrative Committee Members   . . . . . .   10.6
       Disclosure to Members  . . . . . . . . . . . . . . . . . . . . . .   10.7
       Standard of Performance  . . . . . . . . . . . . . . . . . . . . .   10.8
       Liability of Administrative Committee and
              Liability Insurance   . . . . . . . . . . . . . . . . . . .   10.9
       Bonding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10.10
       Compensation   . . . . . . . . . . . . . . . . . . . . . . . . . .  10.11
       Persons Serving in Dual Fiduciary Roles  . . . . . . . . . . . . .  10.12
       Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . .  10.13
       Named Fiduciary  . . . . . . . . . . . . . . . . . . . . . . . . .  10.14
       Standard of Judicial Review of Administrative
              Committee Actions   . . . . . . . . . . . . . . . . . . . .  10.15
       Indemnification of Administrative Committee by
              the Sponsor   . . . . . . . . . . . . . . . . . . . . . . .  10.16

ARTICLE XI - INVESTMENT ELECTIONS

       Investment Funds Established   . . . . . . . . . . . . . . . . . .   11.1
       Election Procedures Established  . . . . . . . . . . . . . . . . .   11.2

ARTICLE XII - VOTING OF SPONSOR STOCK AND TENDER OFFERS

       Voting of Sponsor Stock  . . . . . . . . . . . . . . . . . . . . .   12.1
       Tender Offers    . . . . . . . . . . . . . . . . . . . . . . . . .   12.2
       Shares Credited  . . . . . . . . . . . . . . . . . . . . . . . . .   12.3
       Conversion   . . . . . . . . . . . . . . . . . . . . . . . . . . .   12.4
       Named Fiduciary  . . . . . . . . . . . . . . . . . . . . . . . . .   12.5

ARTICLE XIII - ADOPTION OF PLAN BY OTHER EMPLOYERS

       Adoption Procedure   . . . . . . . . . . . . . . . . . . . . . . .   13.1
       No Joint Venture Implied   . . . . . . . . . . . . . . . . . . . .   13.2
       All Trust Assets Available to Pay All Benefits   . . . . . . . . .   13.3
       Qualification a Condition Precedent to Adoption and
              Continued Participation   . . . . . . . . . . . . . . . . .   13.4

ARTICLE XIV - AMENDMENT AND TERMINATION

       Sponsor's Right to Amend   . . . . . . . . . . . . . . . . . . . .   14.1
       Limitations on Right to Amend  . . . . . . . . . . . . . . . . . .   14.2
       Retroactive Amendments to Meet Labor or Tax Requirements   . . . .   14.3
       Termination of Plan  . . . . . . . . . . . . . . . . . . . . . . .   14.4
       Vesting upon Termination, Partial Termination, and
              Suspension or Discontinuance of Employer Contributions  . .   14.5
       Plan Mergers   . . . . . . . . . . . . . . . . . . . . . . . . . .   14.6

ARTICLE XV - MISCELLANEOUS

       No Reversionary Interest   . . . . . . . . . . . . . . . . . . . .   15.1
       Plan Does Not Constitute an Employment Contract  . . . . . . . . .   15.2
       Benefits Provided Solely by Trust  . . . . . . . . . . . . . . . .   15.3
       Spendthrift Clause   . . . . . . . . . . . . . . . . . . . . . . .   15.4
       Governing Laws; Parties to Legal Actions   . . . . . . . . . . . .   15.5
       Plan Document Controlling  . . . . . . . . . . . . . . . . . . . .   15.6
       Cross References   . . . . . . . . . . . . . . . . . . . . . . . .   15.7
       Trustee's Fees and Expenses  . . . . . . . . . . . . . . . . . . .   15.8

                             PLAINS RESOURCES INC.

                                  401(k) PLAN


       THIS AGREEMENT adopted by Plains Resources Inc. (the "Sponsor"), Calumet Florida, Inc., PLX Ingleside Inc., Plains Illinois Inc. and Stocker Resources, Inc.,

                              W I T N E S S E T H:

       WHEREAS, effective January 1, 1987, the Sponsor established the Plains Resources Inc. 401(k) Plan (the "Plan") which is intended to be a profit sharing plan that satisfies the requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended; and

       WHEREAS, the parties hereto desire to amend and restate the Plan;

       NOW, THEREFORE, the Plan is hereby amended and restated in its entirety as set forth below.

                                   ARTICLE I
                                  DEFINITIONS


       As used herein the words and phrases next below set out shall have the meaning next below attributed to them unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning:

       1.1 ACCOUNT. "Account" shall mean any of the ledger accounts pertaining to a Member or former Member that are maintained by the Administrative Committee to reflect his interest in the Trust Fund. The Administrative Committee will establish the Accounts specifically described in the Plan and any additional Accounts that the Administrative Committee considers to be necessary in order to reflect the entire interest of the Member or former Member in the Trust Fund. Each of the Accounts will reflect any contributions, forfeitures, and Investment Gain or Loss allocated to the Account.

       1.2 ACTUAL CONTRIBUTION RATIO. "Actual Contribution Ratio" shall mean the ratio of Section 401(m) Contributions actually paid into the Trust on behalf of an Employee for a Plan Year to the Employee's Annual Compensation for the same Plan Year.

       1.3 ACTUAL DEFERRAL PERCENTAGE. "Actual Deferral Percentage" shall mean, for a specified group of Employees for a Plan Year, the average of the ratios (calculated separately for each Employee in the group) of the amount of
Section 401(k) Contributions actually paid into the Trust on behalf of the Employee for the Plan Year to the Employee's Annual Compensation for the Plan Year. Solely for this purpose all Section 401(k) Contributions and Annual Compensation of all eligible Family Members will be attributed to each Highly Compensated Employee.

       1.4 ACTUAL DEFERRAL RATIO. "Actual Deferral Ratio" shall mean the ratio of Section 401(k) Contributions actually paid into the Trust on behalf of an Employee for a Plan Year to the Employee's Annual Compensation for the same Plan Year.

       1.5 ADMINISTRATIVE COMMITTEE. "Administrative Committee" shall mean the committee appointed by the Board of Directors to administer the Plan.

       1.6 AFFILIATED EMPLOYER. "Affiliated Employer" shall mean the Employer and any other business organization required to be aggregated with the Employer under Sections 414(b), 414(c), 414(m), or 414(o) of the Code and the regulations promulgated thereunder. In determining whether a business organization is an Affiliated Employer for purposes of Article VII (including any defined term when used in Article VII), the modification required under
Section 415(h) of the Code shall be given effect in applying Sections 414(b) and 414(c) of the Code.

       1.7 AGGREGATION GROUP. "Aggregation Group" shall mean (a) each plan of any Affiliated Employer in which a Key Employee is a participant and (b)each other plan of any Affiliated Employer which enables any plan described in clause (a) to meet the requirements of either Section 401(a)(4) or 410 of the Code. Any Employer may treat a plan not required to be included in the Aggregation

Group as being a part of the group if the group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code with that plan being taken into account.

       1.8 ANNUAL ADDITION. "Annual Addition" shall mean the sum of the following amounts credited to a Member's Account for the Limitation Year: (a) Employer Contributions; (b) after-tax Employee contributions; (c) forfeitures;
(d) amounts allocated to an Individual Medical Account; (e) amounts derived from contributions paid or accrued, which are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee under a Welfare Benefit Fund; and (f) any Excess Amount applied in the Limitation Year to reduce Employer Contributions.

       1.9 ANNUAL COMPENSATION. "Annual Compensation" shall mean for purposes of Section 415 of the Code and Section 7.1 of the Plan, as to each Employee's wages as defined in Section 3401(a) of the Code for purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed. All Annual Compensation, without regard to its definition, in excess of $150,000.00 (as adjusted by the Secretary of the Treasury) shall be disregarded. If an Employee is a member of the Family of a Five Percent Owner or of a Highly Compensated Employee in the group consisting of the 10 Highly Compensated Employees paid the greatest Annual Compensation during the Plan Year, the Employee will not be considered a separate Employee and any Annual Compensation paid to him will be treated as if it were paid to or on behalf of the Five Percent Owner or Highly Compensated Employee. If as a result of the application of this rule, the adjusted $150,000.00 limitation is exceeded, the limitation shall be prorated among the affected Members in proportion to each Member's Annual Compensation as determined under this Section prior to the application of this limitation. If the Plan Year is ever less than twelve months (because of a change in the Plan
Year) the $150,000.00 limitation (as adjusted by the Secretary of Treasury) will be prorated by multiplying the limitation by a fraction, the numerator of which is the number of months in the Plan Year, and the denominator of which is 12.

       1.10 ANNUITY STARTING DATE. "Annuity Starting Date" shall mean the first day on which all events have occurred that entitle the Member to a distribution.

       1.11 BENEFICIARY. "Beneficiary: shall mean any person(s), trust(s), or other entity(ies), including the Member's or former Member's estate, entitled to receive the benefits payable hereunder upon the Member's or former Member's death.

       1.12 BOARD OF DIRECTORS. "Board of Directors" shall mean the board of directors or the executive committee of the board of directors of the Sponsor.

       1.13 CALENDAR QUARTER. "Calendar Quarter" shall mean each of the three-month periods ending March 31, June 30, September 30, and December 31 of each calendar year.

       1.14 CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended.

       1.15 COMPUTATION PERIOD. "Computation Period" shall mean a period of 12 consecutive months used to determine an Employee's eligibility or vesting.

       1.16 CONSIDERED COMPENSATION. "Considered Compensation" shall mean, as to each Employee, that Employee's Annual Compensation modified by including elective contributions under a cafeteria plan described in Section 125 of the Code and elective contributions to any plan qualified under Section 401(k), 408(k) or 403(b) of the Code, and modified further by excluding the following items (even if includable in gross income): reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits. Considered Compensation in excess of $150,000.00 (as adjusted by the Secretary of the Treasury) shall be disregarded. If an Employee is a member of the Family of a Five Percent Owner or of a Highly Compensated Employee in the group consisting of the 10 Highly Compensated Employees paid the greatest Considered Compensation during the Plan Year, the Employee will not be considered a separate Employee and any Considered Compensation paid to him will be treated as if it were paid to or on behalf of the Five Percent Owner or Highly Compensated Employee. If as a result of the application of this rule, the adjusted $150,000.00 limitation is exceeded, the limitation shall be prorated among the affected Members in proportion to each Member's Considered Compensation as determined under this Section prior to the application of this limitation. If the Plan Year is ever less than twelve months (because of a change in the Plan Year) the $150,000.00 limitation (as adjusted by the Secretary of Treasury) will be prorated by multiplying the limitation by a fraction, the numerator of which is the number of months in the Plan Year, and the denominator of which is 12.

       1.17 CONTRIBUTION PERCENTAGE. "Contribution Percentage" shall mean, for a specified group of Employees for a Plan Year, the average of the ratios (calculated separately for each Employee in the group) of the amount of Section 401(m) Contributions actually paid into the Trust on behalf of the Employee for the Plan Year to the Employee's Annual Compensation for the Plan Year. Solely for this purpose all Section 401(m) Contributions and Annual Compensation of all eligible Family Members will be attributed to each Highly Compensated Employee.

       1.18 DEFINED BENEFIT FRACTION. "Defined Benefit Fraction" shall mean a fraction, the numerator of which is the sum of the Member's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by any Affiliated Employer; and the denominator of which is the lesser of 125 percent of the dollar limitation in effect for the Limitation Year under Section 415(b)(1)(A) of the Code or 140 percent of the Highest Average Compensation, taking into account any adjustments required under
Section 415(b) of the Code.

       1.19 DEFINED CONTRIBUTION FRACTION. "Defined Contribution Fraction" shall mean a fraction, the numerator of which is the sum of the Annual Additions to the Member's account under all the defined contribution plans (whether or not terminated) maintained by any Affiliated Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Member's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by any Affiliated Employer, and the Annual Additions attributable to all Welfare Benefit Funds and Individual Medical Accounts), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with any Affiliated Employer (regardless of whether a defined contribution plan was maintained by any Affiliated Employer). The maximum aggregate amount in any Limitation Year is the lesser of 125 percent of the dollar limitation in effect under Section 415(c)(1)(A) of the Code or 35 percent of the Member's Annual Compensation for such year.

       1.20 DETERMINATION DATE. "Determination Date" shall mean, for a given Plan Year, the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of that Plan Year.

       1.21 ELIGIBLE CLASS. "Eligible Class" shall mean all Employees who are employed by the Employer, regardless of employment classification, except that
(a) Leased Employees and (b) Employees who are nonresident aliens and who receive no earned income which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code) shall be excluded; provided, however, that the Administrative Committee may designate any such nonresident alien Employee as a member of the Eligible Class for such period as the Administrative Committee may, in its absolute discretion, determine.

       1.22 EMPLOYEE. "Employee" shall mean every person who is (a) a common-law employee of any Employer, or (b) a Leased Employee with respect to the Employer.

       1.23 EMPLOYER. "Employer" shall mean the Sponsor and any other business organization that adopts the Plan in accordance with applicable provisions thereof.

       1.24 EMPLOYER CONTRIBUTION. "Employer Contribution" shall mean the aggregate of the Employer's Salary Deferral Contribution, Employer Matching Contribution, Qualified Nonelective Employer Contribution, and Restoration Contribution.

       1.25 EMPLOYER MATCHING CONTRIBUTION. "Employer Matching Contribution" shall mean the Employer's contribution made pursuant to the provisions of
Section 4.3.

       1.26 EMPLOYER MATCHING CONTRIBUTION ACCOUNT. "Employer Matching Contribution Account" shall mean the ledger account maintained by the Administrative Committee for each Member which reflects the portion of the Employer Matching Contribution allocated to the Member and any Investment Gain or Loss attributable to such contributions.

       1.27 ENTRY DATE. "Entry Date" shall mean the first day of each Calendar Quarter.

       1.28 ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

       1.29 EXCESS AGGREGATE 401(M) CONTRIBUTIONS. "Excess Aggregate 401(m) Contributions" shall mean, with respect to any Plan Year, the excess of (a) the aggregate amount of Section 401(m) Contributions actually paid into the Trust on behalf of Highly Compensated Employees for the Plan Year over (b) the maximum amount of those contributions permitted under the limitations set out in the first sentence of Section 5.9 of the Plan. To calculate the amount of Excess Aggregate 401(m) Contributions, the Actual Contribution Ratio of the Highly Compensated Employee with the highest Actual Contribution Ratio shall be reduced to equal the ratio of the Highly Compensated Employee with the next highest Actual Contribution Ratio. However, if a lesser reduction would enable the

Plan to pass the test, only that lesser reduction shall be made. This leveling process shall be repeated until the Contribution Percentage test is satisfied.

       1.30 EXCESS AMOUNT. "Excess Amount" shall mean the excess of the Annual Additions credited to the Member's Account for the Limitation Year over the Maximum Permissible Amount.

       1.31 EXCESS 401(K) CONTRIBUTIONS. "Excess 401(k) Contributions" shall mean, with respect to any Plan Year, the excess of (a) the aggregate amount of
Section 401(k) Contributions actually paid into the Trust on behalf of Highly Compensated Employees for the Plan Year over (b) the maximum amount of those contributions permitted under the limitations set out in the first sentence of
Section 5.6 of the Plan. To calculate the amount of Excess 401(k) Contributions, the Actual Deferral Ratio of the Highly Compensated Employee with the highest Actual Deferral Ratio shall be reduced to equal the ratio of the Highly Compensated Employee with the next highest Actual Deferral Ratio. However, if a lesser reduction would enable the Plan to pass the test, only that lesser reduction shall be made. This leveling process shall be repeated until the Actual Deferral Percentage test is satisfied.

       1.32 FAMILY. "Family" shall mean with respect to any Employee, the Employee's spouse and any lineal descendants of the Employee who have not attained age 19 before the close of the Plan Year.

       1.33 FAMILY MEMBER. "Family Member" shall mean the spouse and lineal ascendants or descendants and the spouses of those lineal ascendants or descendants of a Five Percent Owner or of a Highly Compensated Employee who is one of the 10 employees receiving the greatest Annual Compensation from the Affiliated Employers during the Plan Year.

       1.34 FIVE PERCENT OWNER. "Five Percent Owner" shall mean an Employee who is a five percent owner as defined in Section 416(i) of the Code.

       1.35  HIGHLY COMPENSATED EMPLOYEE.   "Highly Compensated Employee" shall
mean an Employee or an employee of an Affiliated Employer who during the Plan Year or the preceding Plan Year (a) was at any time a Five Percent Owner, (b) received Annual Compensation from the Affiliated Employers in excess of $75,000.00 (as adjusted from time to time by the Secretary of the Treasury),
(c) received Annual Compensation from the Affiliated Employers in excess of $50,000.00 (as adjusted from time to time by the Secretary of the Treasury) and was within the 20% of employees of the Affiliated Employers who were the highest paid for the Plan Year, or (d) was at any time an officer and received Annual Compensation from the Affiliated Employers in excess of 50% of the annual addition limitation of Section 415(b)(1)(A) of the Code. For this purpose no more than 50 employees or, if lesser, the greater of three employees or 10% of the employees shall be treated as officers, excluding those Employees who may be excluded in determining the top paid group. If no officer has Annual Compensation in excess of 50% of the annual limitation of Section 415(b)(1)(A) of the Code, the highest paid officer for the year shall be treated as a Highly Compensated Employee. If a Member did not fall within (b),
(c) or (d) without regard to this sentence for the Plan Year preceding the Plan Year of the determination, he will not be treated as falling within (b), (c) or
(d) for the Plan Year of the determination unless he is a member of the group consisting of the 100 employees paid the greatest Annual Compensation during that Plan Year. For this purpose the determination of the top paid 100 employees will be made using Section 414(q) of the Code and its Regulations. A former Member will be treated as a Highly Compensated Employee if he was a Highly Compensated Employee when he severed Service or he was a Highly Compensated Employee at any time after attaining age 55.

       1.36 HOUR OF EMPLOYMENT. "Hour of Employment" shall mean each hour (a) that an Employee is either directly or indirectly paid or entitled to payment by the Employer or Affiliated Employer for the performance of duties; (b) that an Employee is either directly or indirectly paid or entitled to payment by the Employer or Affiliated Employer for a period of time during which no duties are performed (whether or not the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence; or (c) that an Employee is paid or entitled to payment of back pay, irrespective of mitigation of damages, which is awarded or agreed to by the Employer or Affiliated Employer. The same Hours of Employment shall not be credited both under clauses (a) or (b) and (c). For purposes of clauses (b) and (c) no more than 501 Hours of Employment shall be credited to an Employee due to any single continuous period during which he performs no duties (whether or not the period occurs in a single Computation Period). Hours of Employment shall not be credited if they are paid for under a plan maintained solely to comply with workmen's compensation, unemployment compensation or disability insurance laws. Hours of Employment shall not be credited if they are paid for solely to reimburse an Employee for medical or medically related expenses incurred by him. The number of Hours of Employment credited as Active Service shall be the number of actual Hours of Employment performed by the Employee, based upon the records of the Employer. If the Employer's records are inadequate and the Employee would be required to be credited with an Hour of Employment for a payroll period under the foregoing provisions of this Section, the Employee will be credited with 10 Hours of Employment if he is customarily paid on a daily basis, 45 Hours of Employment if he is customarily paid on a weekly basis, 90 Hours of Employment if he is customarily paid on a bi-weekly basis, 95 Hours of Employment if he is customarily paid on a semi-monthly basis, and 190 Hours of Employment if he is customarily paid on a monthly basis. If an Employee receives compensation for which no duties were performed that was not based upon units of time, the Hours of Employment to be credited will be calculated under the method set forth in Department of Labor Regulation Section 2530.200b-2(b)(2).

       1.37 INDIVIDUAL MEDICAL ACCOUNT. "Individual Medical Account" shall mean an individual medical account, as defined in Section 415(l)(2) of the Code, maintained by any Affiliated Employer.

       1.38 INVESTMENT GAIN OR LOSS. "Investment Gain or Loss" shall mean the sum of the income, appreciation, and realized gains on Trust Fund assets, minus the sum of expenses, depreciation, and realized losses on Trust Fund assets.

       1.39 KEY EMPLOYEE. "Key Employee" shall mean an individual who at any time during the Plan Year containing the Determination Date or any of the four preceding Plan Years is (a) an officer of any Affiliated Employer whose Annual Compensation is greater than 50 percent of the amount in effect under Section 415(b)(1)(A) of the Code for the Plan Year, (b) one of the Employees having Annual Compensation greater than the limitation in effect under Section 415(c)(1)(A) of the Code for the Plan Year and owning (or considered as owning within the meaning of Section 318 of the Code) one of the 10 largest interests in any Affiliated Employer, treated separately, (c) a Five Percent Owner of any Affiliated Employer, treated separately, or (d) a one percent owner of any Affiliated Employer, treated separately, having Annual Compensation of more than $150,000.00. No more than 50 Employees or, if lesser, the greater of three Employees or 10 percent of the Employees, will be treated as officers. The rules of Section 416(i) of the Code will be applied in determining percentage of ownership. If two or more Employees have the same interest in an Affiliated Employer, the Employee with the greater Annual Compensation from the Affiliated Employer will be treated as having the larger interest.

       1.40 LEASED EMPLOYEE. "Leased Employee" shall mean any person (a) who is not a common law employee of the recipient and (b) who (pursuant to an agreement between an Affiliated Employer and any other person) has performed services for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient.

       1.41 LIMITATION YEAR. "Limitation Year" shall mean the Plan Year. All qualified plans maintained by any Affiliated Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

       1.42 MATCHED SALARY DEFERRAL CONTRIBUTION. "Matched Salary Deferral Contribution" means that portion of the Salary Deferral Contribution that the Board of Directors determines to match from time to time in its sole discretion.

       1.43 MAXIMUM PERMISSIBLE AMOUNT. "Maximum Permissible Amount" shall mean the lesser of (a) the dollar limitation in effect under Section 415(c)(1)(A) of the Code for the Limitation Year, or (b) 25 percent of the Member's Annual Compensation for the Limitation Year. The Annual Compensation limitation referred to in clause (b) of the immediately preceding sentence shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419(A)(f)(2) of the Code) that is otherwise treated as an Annual Addition under Section 415(l)(1) or Section 419(A)(d)(2) of the Code. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive month period, the Maximum Permissible Amount shall not exceed the dollar limitation in effect under
Section 415(c)(1)(A) of the Code multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year, and the denominator of which is 12.

       1.44  MEMBER.  "Member" shall mean a person who qualifies as such under
Article III.

       1.45 NON-HIGHLY COMPENSATED EMPLOYEE. "Non-Highly Compensated Employee" shall mean any Employee who is not a Highly Compensated Employee.

       1.46 NON-KEY EMPLOYEE. "Non-Key Employee" shall mean any Employee who is not a Key Employee.

       1.47 NORMAL RETIREMENT AGE. "Normal Retirement Age" shall mean the later of the time a Member attains age 65 or the fifth anniversary of the date he commenced participation in the Plan.

       1.48 PERIOD OF SERVICE. "Period of Service" shall mean a period of employment with an Employer or Affiliated Employer, which commences on the day on which an Employee performs his initial Hour of Employment or performs his initial Hour of Employment upon returning to the employ of the Employer or an Affiliated Employer, whichever is applicable, and ends on the date the Employee severs Service.

       1.49 PERIOD OF SEVERANCE. "Period of Severance" shall mean the period of time commencing on the date an Employee severs Service and ending on the date the Employee again performs an Hour of Employment.

       1.50 PLAN. "Plan" shall mean the Plains Resources, Inc. 401(k) Plan set forth in this document and all subsequent amendments hereto.

       1.51 PLAN YEAR. "Plan Year" shall mean the 12-month annual accounting period of the Plan, which shall end on the last day of December.

       1.52 PROJECTED ANNUAL BENEFIT. "Projected Annual Benefit" shall mean the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or Qualified Joint and Survivor Annuity) to which the Member would be entitled under the terms of the Plan, assuming (a) the Member will continue employment until Normal Retirement Age under the Plan (or current age, if later), and (b) the Member's Annual Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

       1.53 QUALIFIED DOMESTIC RELATIONS ORDER. "Qualified Domestic Relations Order" shall mean any order determined by the Administrative Committee to be a qualified domestic relations order within the meaning of Section 414(p) of the Code.

       1.54 QUALIFIED NONELECTIVE EMPLOYER CONTRIBUTION. "Qualified Nonelective Employer Contribution" shall mean the Employer's Contribution, if any, made pursuant to the provisions of Section 4.4 as a means of passing the Actual Deferral Percentage Test or the Actual Contribution Percentage Test.

       1.55 QUALIFIED NONELECTIVE EMPLOYER CONTRIBUTION ACCOUNT. "Qualified Nonelective Employer Contribution Account" shall mean the ledger account maintained by the Administrative Committee for each Member which reflects the portion of the Qualified Nonelective Employer

Contributions allocated to the Member, and any Investment Gain or Loss attributable to such contributions.

       1.56 REGULATION. "Regulation" shall mean the Internal Revenue Service regulation specified, as it may be changed from time to time.

       1.57  REQUIRED BEGINNING DATE.  "Required Beginning Date" shall mean:

              (a) Except as otherwise provided in this Section, April 1 of the calendar year following the calendar year in which the Member or former Member attains age 70 1/2;

              (b) In the case of an individual who attained age 70 1/2 before January 1, 1988, and is not a Five Percent Owner, April 1 of the calendar year following the later of (i) the calendar year in which the individual attained age 70 1/2, or (ii) the calendar year in which occurs the individual's Separation; and

              (c) In the case of an individual who attained age 70 1/2 before January 1, 1988, and is a Five Percent Owner, April 1 of the calendar year following the later of (i) the calendar year in which the employee attained age 70 1/2, or (ii) the earlier of (A) the calendar year with or within which ends the Plan Year in which the individual becomes a Five Percent Owner, or (B) the calendar year in which occurs the individual's Separation.

       1.58 RESTORATION CONTRIBUTION. "Restoration Contribution" shall mean the Employer's contribution, if any, made pursuant to the provisions of Section 4.5.

       1.59 RETIREMENT. "Retirement" shall mean a Member's Separation upon or after his attainment of his Normal Retirement Age.

       1.60 ROLLOVER CONTRIBUTION. "Rollover Contribution" shall mean the amount contributed by a Member of this Plan which consists of any part of an eligible rollover distribution (as defined in Section 402 of the Code) from a qualified employee trust described in Section 401(a) of the Code.

       1.61 ROLLOVER CONTRIBUTION ACCOUNT. "Rollover Contribution Account" shall mean the ledger account maintained by the Administrative Committee for each Member which reflects the Rollover Contributions made by the Member, and any Investment Gain or Loss attributable to such contributions.

       1.62 SALARY DEFERRAL CONTRIBUTION. "Salary Deferral Contribution" shall mean the Employer's contribution, if any, made pursuant to the provisions of Section 4.2.

       1.63 SALARY DEFERRAL CONTRIBUTION ACCOUNT. "Salary Deferral Contribution Account" shall mean the ledger account maintained by the Administrative Committee for each Member which reflects the portion of the Salary Deferral Contributions allocated to the Member, and any Investment Gain or Loss attributable to such contributions.

       1.64 SECTION 401(K) CONTRIBUTIONS. "Section 401(k) Contributions" shall mean the sum of Salary Deferral Contributions made on behalf of the Member during the Plan Year, and Qualified Nonelective Employer Contributions that the Employer elects to have treated as Section 401(k) Contributions pursuant to Section 401(k)(3)(d)(ii) of the Code.

       1.65 SECTION 401(M) CONTRIBUTIONS. "Section 401(m) Contributions" shall mean the sum of Employer Matching Contributions made on behalf of the Member during the Plan Year and other amounts that the Employer elects to have treated as Section 401(m) Contributions pursuant to Section 401(m)(3)(B) of the Code. However, Employer Matching Contributions and Salary Deferral Contributions that the Employer could otherwise elect to have treated as
Section 401(m) Contributions are not Section 401(m) Contributions to the extent that they are used to enable the Plan to satisfy the minimum contribution requirements of Section 416 of the Code.

       1.66 SEPARATION. "Separation" shall mean an individual's termination of employment with an Affiliated Employer without commencing or continuing employment with any other Affiliated Employer.

       1.67 SERVICE. "Service" shall mean the period or periods that a person is paid or is entitled to payment for performance of duties with the Employer or an Affiliated Employer.

       1.68 SPONSOR. "Sponsor" shall mean Plains Resources, Inc., a Delaware corporation.

       1.69 SPONSOR STOCK. "Sponsor Stock" shall mean the common stock of the Sponsor, $.10 par value.

       1.70 TOP-HEAVY PLAN. "Top-Heavy Plan" shall mean any plan which has been determined to be top-heavy under the test described in Article VIII.

       1.71 TOTAL PERMANENT DISABILITY. "Total Permanent Disability" shall mean a mental or physical disability which, in the opinion of a physician selected by the Administrative Committee, will prevent a Member from engaging in any occupation for wage or profit for which the Employee is reasonably suited by training, education or experience, which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, and which:

              (a) was not contracted, suffered, or incurred while such Member was engaged in, or did not result from his having engaged in, a felonious criminal enterprise;

              (b) did not result from alcoholism, addiction to narcotics, or any other self-inflicted injury; and

              (c) did not result from an injury incurred while a member of the armed forces of the United States after the effective date of the Plan and for which such Member receives a military pension.

The standards for Total Permanent Disability shall be applied uniformly to all Employees in similar circumstances.

       1.72 TRUST. "Trust" shall mean the one or more estates created to fund this Plan.

       1.73 TRUST FUND. "Trust Fund" shall mean the cash, bonds, stocks, insurance policies, and other properties actually held by the Trustee pursuant to the terms of the Plan for the purpose of funding the benefits provided hereunder.

       1.74 TRUSTEE. "Trustee" shall mean collectively one or more persons or corporations with trust powers which have been appointed by the Sponsor and have accepted the duties of Trustee and any and all successor or successors appointed by the Sponsor.

       1.75 VALUATION DATE. "Valuation Date" shall mean each business day of the Plan Year.

       1.76 WELFARE BENEFIT FUND. "Welfare Benefit Fund" shall mean a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by any Affiliated Employer.

                                   ARTICLE II
                                    SERVICE


       2.1 YEARS OF ACTIVE SERVICE CREDIT FOR VESTING. An Employee shall receive one year of Active Service credit for vesting purposes for each Computation Period in which he has 1,000 or more Hours of Employment with the Employer and all Affiliated Employers (or a predecessor employer if the Employer maintains one or more of the predecessor's plans or that treatment is required under the Regulations). The Computation Period for vesting purposes is the Plan Year.

       2.2 WHEN AN EMPLOYEE SEVERS SERVICE. An Employee shall sever Service if he is not credited with at least 501 Hours of Employment with the Employer and all Affiliated Employers during a Computation Period unless he is credited with less than 501 Hours of Employment because: (a) he is transferred; (b) he is on an approved leave of absence that does not exceed 18 months and he returns to employment immediately following the leave of absence; or (c) he is temporarily laid off, and he returns to employment immediately following the temporary layoff. Solely for the purpose of determining whether an Employee has severed Service, if the Employee is absent from Service because of her pregnancy, the birth of her child, his or her receipt of a child through adoption, or his or her caring for the child immediately after birth or adoption, he or she shall be entitled to the Hours of Employment that he or she would have received but for that absence for one year after the absence began. Eight hours of Service shall be credited for each day of absence. But, no more than a total of 501 hours can be credited. The 501 hours shall be credited to the Computation Period in which the absence first begins if they shall prevent a severance from Service in that period; otherwise, the 501 hours shall be credited to the next Computation Period.

       2.3 PERIODS OF SEVERANCE OF FIVE YEARS OR MORE. If an Employee is reemployed after he has incurred a Period of Severance for a continuous period of at least five years, then any prior Period of Service shall not count as Active Service for purposes of determining his nonforfeitable interest in his Account balance accrued prior to the Period of Severance. If a Member is not fully vested upon his re-employment with the Employer or an Affiliated Employer, a new account shall be established for him to separate his nonforfeitable pre-break account balance, if any, from the account to which new allocations will be made. The Member's account to the extent remaining shall be fully vested and shall continue to share in earnings and losses of the Trust Fund. When computing the Member's vested portion of the new account, all pre-break and post-break Service shall be counted.

       2.4 TRANSFERS. If an Employee of one Employer is Transferred to the service of another Employer, his Active Service shall not be interrupted and he shall continue to be in Active Service for purposes of eligibility, vesting and allocation of Contributions and/or forfeitures. If an Employee is transferred to the service of an Affiliated Employer that has not adopted the Plan he shall not have Severed Service; however, even though he shall continue to be in Active Service for eligibility and vesting purposes he shall not receive any allocation of Contributions or forfeitures.

       2.5 EMPLOYMENT RECORDS CONCLUSIVE. The employment records of the Employer shall be conclusive for all determinations of Active Service.

       2.6 COVERAGE OF CERTAIN PREVIOUSLY EXCLUDED EMPLOYEES. Any Employee who is no longer excludable because he or she is no longer included in a unit of Employees covered by a collective bargaining agreement between the Employees' representative and the Employer where retirement benefits were the subject of good faith bargaining shall immediately become eligible for membership if he meets the eligibility requirements. All his Service with the Employer or any Affiliated Employer which would have been counted had he not been previously excluded shall now be counted as Active Service for eligibility and vesting purposes.

       2.7 SERVICE CREDIT REQUIRED UNDER FEDERAL LAW. An Employee shall be credited with such additional Years of Vesting Service as is required under any applicable law of the United States.

                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION


       3.1 ELIGIBILITY REQUIREMENTS. An Employee who is in the Eligible Class shall become a Member of the Plan on the Entry Date that coincides with or next follows his attainment of age 21 and the completion of 1,000 or more Hours of Employment with the Employer and all Affiliated Employers (or a predecessor employer if the Employer maintains one or more of the predecessor's plans or that treatment is required under the Regulations) during a Computation Period. The initial Computation Period for eligibility is the 12-consecutive-month period starting with the Employee's first day of employment (or reemployment) for which he is entitled to be credited with one Hour of Employment. The eligibility Computation Period then shifts to the Plan Year that includes the Employee's first anniversary of employment (or reemployment) and remains on that schedule. Notwithstanding the foregoing, all Employees who are included in a unit of Employees covered by a collective bargaining agreement between the Employees' representative and the Employer shall be excluded, even if they have met the requirements for eligibility, if there has been good faith bargaining between the Employer and the Employees' representative pertaining to retirement benefits and the agreement does not require the Employer to include such Employees in this Plan.

       3.2 ELIGIBILITY UPON REEMPLOYMENT. If an Employee severs Service with the Employer for any reason after fulfilling the eligibility requirements, the Employee shall be eligible to begin participation in this Plan on the day he first completes an Hour of Employment upon his return to employment with an Employer. Once an Employee has become eligible to be a Member, he shall continue to be a Member until he severs Service. A former Member shall become a Member again upon his return to employment with an Employer.

       3.3 FROZEN PARTICIPATION. An Employee employed by an Affiliated Employer that has not adopted this Plan cannot actively participate in this Plan even though he accrues Active Service. Likewise, if an Employee: (a) is transferred from an Employer to an Affiliated Employer which has not adopted the Plan or (b) is a Member of this Plan when he is excluded under the provisions of a collective bargaining agreement, his participation becomes inactive. Such a person's Account becomes frozen: he cannot share in any allocation of Employer Contributions or forfeitures, except for Periods of Service in which he is employed by the Employer or an Affiliated Employer that has adopted the Plan. However, his Account shall continue to share in any appreciation or depreciation of the Trust Fund and in any income earned or losses incurred by the Trust Fund during the period of time that he is employed by an Affiliated Employer that has not adopted the Plan or is excluded from covered employment under the provisions of a collective bargaining agreement.





                                     III-1

                                   ARTICLE IV
                                 CONTRIBUTIONS


       4.1 SALARY DEFERRAL CONTRIBUTIONS. The Employer shall make a Salary Deferral Contribution in an amount equal to the amount by which its Members' Considered Compensation was reduced as a result of salary deferral agreements. Any such salary deferral agreement shall be an agreement in a form satisfactory to the Administrative Committee to prospectively receive Considered Compensation from the Employer in a reduced amount and to have the Employer contribute an amount equal to the amount of the reduction to the Trust Fund on account of the Member. Any such salary deferral agreement shall be revocable in accordance with its terms, provided that no revocation shall be retroactive or permit payment to the Member of the amount required to be contributed to the Trust Fund. A Member shall be entitled to prospectively modify his salary deferral agreement at least once a year. A Member's right to benefits derived from Salary Deferral Contributions made to the Plan on his behalf shall be nonforfeitable. The election to have Salary Deferral Contributions made, the ability to change the rate of Salary Deferral Contributions, the right to suspend Salary Deferral Contributions, and the manner of commencing new Salary Deferral Contributions shall be permitted under any uniform method determined by the Administrative Committee from time to time.

       4.2 EMPLOYER MATCHING CONTRIBUTIONS. The Employer shall make an Employer Matching Contribution in such an amount, and for such period,if any, as is determined by the Board of Directors in its sole discretion.

       4.3 ROLLOVER CONTRIBUTIONS AND PLAN-TO-PLAN TRANSFERS. The Administrative Committee may permit Rollover Contributions by Members and/or direct transfers to or from another qualified plan on behalf of Members from time to time. If Rollover Contributions and/or direct transfers to or from another qualified plan are permitted, the opportunity to make those contributions and/or direct transfers must be made available to Members on a nondiscriminatory basis. For this purpose only, all Employees in the Eligible Class shall be considered to be Members of the Plan even though they may not have met the eligibility requirements. However, they shall not be entitled to elect to have Salary Deferral Contributions made or to share in Employer Contributions or forfeitures unless and until they have met the requirements for eligibility, contributions and allocations. A Rollover Contribution shall not be accepted unless it is directly rolled over to this Plan in a rollover described in Section 401(a)(31) of the Code. A Member shall not be permitted to make a Rollover Contribution if the property he intends to contribute is for any reason unacceptable to the Trustee. A Rollover Contribution Account shall be established for any Employee who makes a Rollover Contribution.

       A direct transfer of assets from another qualified plan in a transfer subject to the requirements of Section 414(l) of the Code shall not be accepted if it was at any time part of (a) a defined benefit plan (as defined in Section 401(a) or 414(j) of the Code), (b) a defined contribution plan (as defined in Sections 401(a) and 414(i) of the Code) which is subject to the minimum funding standards of Section 412 of the Code, (c) any other qualified plan which has joint and survivor annuity benefits or qualified preretirement survivor annuity benefits as described in Section 417 of the Code, or (d) a plan which permits a distribution or withdrawal in a form not permitted under this Plan.

       4.4 QUALIFIED NONELECTIVE EMPLOYER CONTRIBUTIONS. The Employer may make a Qualified Nonelective Employer Contribution in such amount, if any, as shall be determined by the Employer. A Member's right to benefits derived from Qualified Nonelective Employer Contributions made to the Plan on his behalf shall be nonforfeitable. In no event will Qualified Nonelective Employer Contributions be distributed before Salary Deferral Contributions may be distributed

       4.5 RESTORATION CONTRIBUTIONS. The Employer shall, for each Calendar Quarter, make a Restoration Contribution in an amount equal to the sum of (a) such amount, if any, as shall be necessary to fully restore all Employer Matching Contribution Accounts required to be restored pursuant to the provisions of Section 5.9, after application of all forfeitures and any appreciation in the value of the Trust Fund available for such restoration; plus (b) an amount equal in value to the value of forfeited benefits described in and payable under Section 9.11.

       4.6 LIMITATION UPON SALARY DEFERRAL CONTRIBUTIONS. The maximum Salary Deferral Contribution that a Member may elect to have made on his behalf during the Member's taxable year may not, when added to the amounts deferred under other plans or arrangements described in Sections 401(k), 408(k) and 403(b) of the Code exceed $7,000 (as adjusted by the Secretary of Treasury). If this dollar limitation is exceeded during any taxable year of the Member, the excess of the amounts deferred on behalf of the Member under plans or arrangements described in Sections 401(k), 408(k) and 403(b) of the Code during the Member's taxable year over the dollar limitation (the "Excess Deferral") as adjusted by any earnings or losses thereon will be distributed to the Member no later than April 15 following the Member's taxable year in which the Excess Deferral was made.

       A Member who has Excess Deferrals for a taxable year may receive a corrected distribution of Excess Deferrals during the same year, if the Member designates the distribution as an Excess Deferral. A Member shall be deemed to have designated the distribution as an Excess Deferral to the extent the Member has Excess Deferrals for the taxable year calculated by taking into account only elective deferrals under the Plan and other plans of the Affiliated Employers. The correcting distribution shall be made after the date on which the Plan received the Excess Deferral. The Plan shall designate the distribution as a distribution of Excess Deferrals.

       If any amount is included in the gross income of a Member for a taxable year because his Excess Deferrals exceeded the limitations set forth in this
Section 4.6, the Member may notify the Administrative Committee of the amount of the Excess Deferrals received by the Plan. A Member shall be deemed to have notified the Administrative Committee of Excess Deferrals to the extent the Member has Excess Deferrals for the taxable year, calculated by taking into account only Elective Deferrals under the Plan and other plans of the Affiliated Employers. Not later than the first April 15 following the close of the taxable year, the Plan Trustee shall distribute to the Member the amount designated under the preceding provisions of this Section (and any income allocable to that amount). The income allocable to that amount shall be determined by multiplying the Investment Gain or Loss for the taxable year of the Member allocable to the Member's Salary Deferral Contribution by a fraction. The numerator of the fraction is the Excess Deferrals by the Member for the taxable year. The denominator of the fraction is the Member's Salary Deferral Account as of the beginning of the taxable year, plus the Member's Salary Deferral Contributions for the taxable year.

       For purposes of applying the requirements of Section 4.7 and Article VII, Excess Deferrals shall not be disregarded merely because they are Excess Deferrals or because they are distributed in accordance with this Section. However, Excess Deferrals made to the Plan on behalf of Non-Highly Compensated Employees are not to be taken into account under Section 4.7.

       4.7 ACTUAL DEFERRAL PERCENTAGE TEST. The Actual Deferral Percentage for Highly Compensated Employees for any Plan Year must bear a relationship to the Actual Deferral Percentage for all other eligible Employees for the Plan Year which meets either of the following tests:

              (a) The Actual Deferral Percentage of the Highly Compensated Employees is not more than the Actual Deferral Percentage of all other eligible Employees multiplied by 1.25; or

              (b) The excess of the Actual Deferral Percentage of the Highly Compensated Employees over that of all other eligible Employees is not more than two percentage points, and the Actual Deferral Percentage of the Highly Compensated Employees is not more than the Actual Deferral Percentage of all other eligible Employees multiplied by two.

For purposes of this test an eligible Employee is an Employee who is directly or indirectly eligible to make Salary Deferral Contributions for all or part of the Plan Year. A person who is suspended from making Salary Deferral Contributions because he has made a withdrawal is an eligible Employee. Except as provided below, an Employee who would be eligible to make Salary Deferral Contributions but for his election not to participate is an eligible Employee. An Employee is not an eligible Employee merely because the Employee, upon commencing employment with an Affiliated Employer or upon the Employee's first becoming eligible to make a cash or deferred election under any plan of an Affiliated Employer is given a one-time opportunity to elect, and the employee does in fact elect, not to be eligible to make a cash or deferred election under any plan maintained by an Affiliated Employer (including plans not yet established) for the duration of the Employee's employment with the Affiliated Employer. In addition, an Employee who would be eligible to make a Salary Deferral Contribution but for the limitations on his Annual Additions imposed by Sections 415 of the Code is an eligible Employee.

       If no Salary Deferral Contributions are made for an eligible Employee, the Actual Deferral Ratio that shall be included for him in determining the Actual Deferral Percentage is zero. If this Plan and any other plan or plans which include cash or deferred arrangements are considered as one plan for purposes of Section 401(a)(4) or 410(b) of the Code, the cash or deferred arrangements included in this Plan and the other plans shall be treated as one plan for purposes of this Section. If any Member who is a Highly Compensated Employee is a participant in any other cash or deferred arrangements of the Employer, when determining the deferral percentage of such Member, all such cash or deferred arrangements are treated as one.

       A Salary Deferral Contribution will be taken into account under the actual deferral percentage test of Code Section 401(k) and this Section for a Plan Year only if it relates to Considered Compensation that either would have been received by the Employee in the Plan Year (but for the deferral election) or is attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within 2 1/2 months after the close of the Plan Year (but for the deferral election). In addition, a Section 401(k) Contribution will be taken into account under the actual deferral percentage test of Code Section 401(k) and this Section for a Plan Year only if it is allocated to an Employee as of a date within that Plan Year. For this purpose a Section 401(k) Contribution is considered allocated as of a date within a Plan Year if the allocation is not contingent on participation or performance of services after such date and the Section 401(k) Contribution is actually paid to the Trust no later than 12 months after the Plan Year to which the Section 401(k) Contribution relates.

       4.8 ACTUAL DEFERRAL PERCENTAGE FAIL SAFE PROVISION. As soon as practicable after the close of each Plan Year, the Administrative Committee shall determine whether the Actual Deferral Percentage for the Highly Compensated Employees would exceed the limitation set forth in Section 4.7. If the limitation would be exceeded for a Plan Year, before the close of the following Plan Year (a) the amount of Excess 401(k) Contributions for that Plan Year (and any income allocable to those contributions as calculated in the specific manner required by Section 4.14) shall be distributed, or (b) the Employer may make a Qualified Nonelective Employer Contribution which it elects to have treated as a Section 401(k) Contribution.

       Qualified Nonelective Employer Contributions will be treated as Section 401(k) Contributions only if the conditions described in Regulation Section 1.401(k)-1(b)(5) are satisfied. Qualified Nonelective Employer Contributions will be treated as Section 401(k) Contributions for a Plan Year only if they are allocated to Members' Accounts as of a date within that Plan Year and are actually paid to the Trust no later than the end of the 12-month period immediately following the Plan Year to which the contributions relate.

       Any distributions of the Excess 401(k) Contributions for any Plan Year are to be made to Highly Compensated Employees on the basis of the respective portions of the Excess 401(k) Contributions attributable to each of them. The amount of Excess 401(k) Contributions to be distributed or recharacterized for any Plan Year must be reduced by any excess Salary Deferral Contributions previously distributed for the taxable year ending in the same Plan Year.

       4.9 SPECIAL ACTUAL DEFERRAL PERCENTAGE RULES FOR FAMILY MEMBERS. If a Member is a Highly Compensated Employee and a Family Member, the combined Actual Deferral Ratio for the family group (which is treated as one Highly Compensated Employee) must be determined by combining the Section 401(k) Contributions and Annual Compensation of all the eligible Family Members. If an Employee is required to be aggregated as a member of more than one family group in the Plan, all eligible Employees who are members of those family groups that include that Employee are aggregated as one family group. The correction of Excess 401(k) Contributions of a Highly Compensated Employee whose Actual Deferral Ratio is determined under the family aggregation rules is accomplished by reducing the Actual Deferral Ratio and allocating the Excess 401(k) Contributions for the family group among the Family Members in proportion to the Section 401(k) Contributions of each Family Member that is combined to determine the Actual Deferral Ratio. These family aggregation rules do not apply for purposes of determining the Actual Deferral Percentage for the group of Non-Highly Compensated Employees.

       4.10 CONTRIBUTION PERCENTAGE TEST. The Contribution Percentage for eligible Highly Compensated Employees for any Plan Year must not exceed the greater of the following:

              (a) The Contribution Percentage for all other eligible Employees multiplied by 1.25; or

              (b) The lesser of the Contribution Percentage for all other eligible Employees multiplied by two, or the Contribution Percentage for all other eligible Employees plus two percentage points.

For purposes of this test an eligible Employee is an Employee who is directly or indirectly eligible to receive an allocation of Employer Matching Contributions for all or part of the Plan Year. Except as provided below, an Employee who would be eligible to receive an allocation of Employer Matching Contributions but for his election not to participate is an eligible Employee. An Employee who would be eligible to receive an allocation of Matching Employer Contributions but for the limitations on his Annual Additions imposed by
Section 415 of the Code is an eligible Employee.

       If no Section 401(m) Contributions are made on behalf of an eligible Employee the Actual Contribution Ratio that shall be included for him in determining the Contribution Percentage is zero. If this Plan and any other plan or plans to which Section 401(m) Contributions are made are considered as one plan for purposes of Section 401(a)(4) or 410(b) of the Code, this Plan and those plans are to be treated as one. The Actual Contribution Ratio of a Highly Compensated Employee who is eligible to participate in more than one plan of an Affiliated employer to which employee or matching contributions are made is calculated by treating all the plans in which the Employee is eligible to participate as one plan. However, plans that are not permitted to be aggregated under Regulation Section 1.410(m)-1(b)(3)(ii) are not aggregated for this purpose.

       An Employer Matching Contribution will be taken into account under this Section for a Plan Year only if (1) it is allocated to the Employee's Account as of a date within the Plan Year, (2) it is paid to the Trust no later than the end of the 12 month period beginning after the close of the Plan Year, and
(3) it is made on behalf of an Employee on account of his Salary Deferral Contributions for the Plan Year.

       At the election of the Employer, a Member's Salary Deferral Contributions, and Qualified Nonelective Employer Contributions made on behalf of the Member during the Plan Year shall be treated as Section 401(m) Contributions that are Employer Matching Contributions provided that the conditions set forth in Regulation Section 1.401(m)-1(b)(5) are satisfied. Salary Deferral Contributions may not be treated as Employer Matching Contributions for purposes of the contribution percentage test set forth in this Section unless such contributions, including those taken into account for purposes of the test set forth in this Section, satisfy the actual deferral percentage test set forth in Section 4.7. Moreover, Salary Deferral Contributions and Qualified Nonelective Employer Contributions may not be taken into account for purposes of the test set forth in this Section to the extent that such contributions are taken into account in determining whether any other contributions satisfy the actual deferral percentage test set forth in Section
4.7. Finally, Salary Deferral Contributions and Qualified Nonelective Employer Contributions may be taken into account for purposes of the test set forth in this Section only if they are allocated to the employee's Account as of a date within the Plan Year being tested within the meaning of Regulation Section 1.401(k)-1(b)(4).

       4.11 CONTRIBUTION PERCENTAGE FAIL SAFE PROVISION. If the limitation set forth in Section 4.10 would be exceeded for any Plan Year, before the close of the following Plan Year (a) the amount of the Excess Aggregate 401(m) Contributions for that Plan Year (and any income allocable to those Contributions as calculated in the manner set forth in Section 4.13) shall be either distributed, or forfeited to the extent they are not vested, or (b) the Employer may make a Qualified Nonelective Employer Contribution which it elects to have treated as a Section 401(m) Contribution. Any distributions of the Excess Aggregate 401(m) Contributions for any Plan Year are to be made to Highly Compensated Employees on the basis of the respective portions of the amounts attributable to each of them. Forfeitures of Excess Aggregate 401(m) Contributions shall be allocated to Members who are Non-Highly Compensated Employees as if such contributions were additional Employer Matching Contributions for the Plan Year.

       4.12 SPECIAL CONTRIBUTION PERCENTAGE RULES FOR FAMILY MEMBERS. If a Member is a Highly Compensated Employee and a Family Member, the combined Actual Contribution Ratio for the family group (which is treated as one Highly Compensated Employee) shall be determined by combining the Section 401(m) Contributions and Annual Compensation of all the eligible Family Members. If an Employee is required to be aggregated as a member of more than one family group in the Plan, all eligible Employees who are members of those family groups that include that Employee shall be aggregated as one family group. The correction of Excess 401(m) Contributions of a Highly Compensated Employee whose Actual Contribution Ratio is determined under the family aggregation rules shall be accomplished by reducing the Actual Contribution Ratio and allocating the Excess Aggregate 401(m) Contributions for the family group among the Family Members in proportion to the Section 401(m) Contributions of each Family Member that is aggregated to determine the Actual Contribution Ratio. The family aggregation rules do not apply for purposes of determining the Actual Contribution Percentage for the group of Non-Highly Compensated Employees.

       4.13 INCOME ALLOCABLE TO EXCESS 401(K) CONTRIBUTIONS AND EXCESS AGGREGATE 401(M) CONTRIBUTIONS. The income allocable to Excess 401(k) Contributions for the Plan Year shall be determined by multiplying the income for the Plan Year allocable to Section 401(k) Contributions by a fraction. The numerator of the fraction shall be the amount of Excess 401(k) Contributions made on behalf of the Member for the Plan Year. The denominator of the fraction shall be the Member's total Account balance attributable to Section 401(k) Contributions as of the beginning of the Plan Year plus the Member's
Section 401(k) Contributions for the Plan Year. The income allocable to Excess Aggregate 401(m) Contributions for a Plan Year shall be determined by multiplying the income for the Plan Year allocable to Section 401(m) Contributions by a fraction. The numerator of the fraction shall be the amount of Excess Aggregate 401(m) Contributions made on behalf of the Member for the Plan Year. The denominator of the fraction shall be the Member's total Account balance attributable to Section 401(m) Contributions as of the beginning of the Plan Year plus the Member's Section 401(m) Contributions for the Plan Year.

       4.14 ADDITIONAL REQUIRED TEST IF ALTERNATIVE COMPLIANCE IS USED. If the second alternative permitted in Sections 4.7 and 4.10 is used for both the Actual Deferral Percentage test and the Contribution Percentage test the following additional limitation on Salary Deferral Contributions shall apply. The Actual Deferral Percentage plus the Contribution Percentage of the eligible Highly Compensated Employees cannot exceed the greater of (a) or (b), where

              (a)  is the sum of:

                     (i) 1.25 times the greater of the Actual Deferral Percentage or the Contribution Percentage of the eligible Non-Highly Compensated Employees, and

                     (ii) the lesser of (x) two percentage points plus the lesser of the Actual Deferral Percentage or the Contribution Percentage of the eligible Non-Highly Compensated Employees or
              (y) two times the lesser of the Actual Deferral Percentage or the Contribution Percentage of the group of eligible Non-Highly Compensated Employees; and

              (b)  is the sum of:

                     (i) 1.25 times the lesser of the Actual Deferral Percentage or the Contribution Percentage of the eligible Non-Highly Compensated Employees, and

                     (ii) the lesser of (x) two percentage points plus the greater of the Actual Deferral Percentage or the Contribution Percentage of the eligible Non-Highly Compensated Employees or
              (y) two times the greater of the Actual Deferral Percentage or the Contribution Percentage of the group of eligible Non-Highly Compensated Employees.

       If the limitation would be exceeded for any Plan Year, before the close of the following Plan Year the Actual Deferral Percentage or Contribution Percentage of the eligible Highly Compensated Employees, or a combination of both, shall be reduced by distributions made in the manner described in the Regulations. These distributions shall be in addition to and not in lieu of distributions required for Excess 401(k) Contributions and Excess Aggregate 401(m) Contributions.

       4.15 NONDEDUCTIBLE CONTRIBUTIONS PROHIBITED. Notwithstanding any other provision of the Plan, no Employer shall make any contribution that would be a "nondeductible contribution" within the meaning of Section 4972 of the Code.

       4.16 FORM OF PAYMENT OF CONTRIBUTIONS. Contributions may be paid to the Trustee either in cash or in qualifying employer securities (as such term is defined in Section 407(d) of ERISA) or any combination thereof, provided that payment may not be made in any form constituting a prohibited transaction under Section 4975 of the Code or Section 406 of ERISA.

       4.17 DEADLINE FOR PAYMENT OF EMPLOYER CONTRIBUTIONS. The Employer's Salary Deferral Contribution and Employer Matching Contribution shall be paid to the Trustee in installments. The installment for each payroll period shall be paid within 60 days after the end of the Calendar Quarter in which such payroll period ends, and shall be in an amount equal to the amount by which all Members' Considered Compensation was reduced pursuant to salary deferral agreements (as described in Section 4.2) for such period, plus the amount of the Employer Matching Contribution for such period. The Qualified Nonelective Employer Contributions of the Employer for each Plan Year shall be paid to the Trustee in one or more installments, as the Employer may from time to time determine; provided, however, that the Qualified Nonelective Employer Contribution may be paid not later than the time prescribed by law (including extensions thereof) for filing the Employer's income tax return for its taxable year ending with or within such Plan Year.

                                   ARTICLE V
                     ALLOCATIONS AND VALUATION OF ACCOUNTS


       5.1 INFORMATION STATEMENTS FROM EMPLOYER. As soon as practical after the last day of each Calendar Quarter, the Employer shall provide the Administrative Committee with a schedule setting forth the amount of its Salary Deferral Contribution, Employer Matching Contribution, Qualified Nonelective Employer Contribution, and Restoration Contribution; the names of its Members, the number of Years of Vesting Service of each of its Members, the amount of Considered Compensation paid to each Member, and the amount of Considered Compensation paid to all its Members. Such schedules shall be conclusive evidence of such facts.

       5.2 ALLOCATION OF SALARY DEFERRAL CONTRIBUTION. The Administrative Committee shall allocate the Employer's Salary Deferral Contribution among the Employer's Members by allocating to each such Member the amount by which his Considered Compensation was reduced pursuant to a salary deferral agreement (as described in Section 4.2) and shall credit each such Member's share to the Member's Salary Deferral Contribution Account.

       5.3 ALLOCATION OF EMPLOYER MATCHING CONTRIBUTION. The Administrative Committee shall separately allocate the Employer Matching Contribution among the Employer's Members in the proportion which the Matched Salary Deferral Contributions of each such Member bears to the total Matched Salary Deferral Contributions of all such Members. Each Member's proportionate share shall be credited to his Employer Matching Contribution Account.

       5.4 ALLOCATION OF QUALIFIED NONELECTIVE EMPLOYER CONTRIBUTION. The Administrative Committee shall separately allocate the Qualified Nonelective Employer Contribution among the Non-Highly Compensated Employees who are Members based upon each such Member's Considered Compensation as compared to the Considered Compensation of all such Members.

       5.5 ALLOCATION OF DIVIDENDS ON SPONSOR STOCK. Cash and Sponsor Stock dividends paid with respect to Sponsor Stock shall be allocated among the Members and former Members with Account balances in proportion to the number of shares of Sponsor Stock (of the class with respect to which the dividend is paid) allocated to Member's or former Member's Employer Matching Contribution Account as of the record date for the dividend.

       5.6 SPONSOR STOCK SPLITS. If the shares of Company Stock are subdivided, the additional shares acquired by the Trustee upon the subdivision will be allocated among the Members and former Members with Account balances in proportion to the number of shares of Sponsor Stock (of the class with respect to which the subdivision is made) allocated to the Member's or former Member's Employer Matching Contribution Account as of the record date for the subdivision.

       5.7 VALUATION OF ACCOUNTS. A Member's or former Member's Accounts shall be valued at fair market value on each Valuation Date. The earnings and losses attributable to any asset in the Trust Fund will be allocated solely to the Account of the Member or former Member on whose behalf the investment in the asset was made. In determining the fair market value of the Members' or former

Member's Accounts, the Trustee shall utilize such sources of information as it may deem reliable including, but not limited to, stock market quotations, statistical evaluation services, newspapers of general circulation, financial publications, advice from investment counselors or brokerage firms, or any combination of sources which in the opinion of the Trustee will provide the price such assets were last traded at on a registered stock exchange; provided, however, that with respect to regulated investment company shares, the Trustee shall rely exclusively on information provided to it by the investment adviser to such funds.

       5.8 ALLOCATION OF FORFEITURES. As of the last day of each Calendar Quarter the Trustee shall determine the total amount of forfeitures arising under the Plan during the Calendar Quarter then ended. As soon as practicable after the last day of the Calendar Quarter such forfeitures and Investment Gain or Loss thereon shall first be applied to restore any Employer Matching Contribution Account required to be restored under the provisions of Section
5.9. Any remaining forfeitures and Investment Gain or Loss thereon attributable to such Calendar Quarter shall be applied during each succeeding Calendar Quarter to restore Accounts required to be restored during succeeding Calendar Quarters; provided, however, that any forfeitures and Investment Gain or Loss thereon that have not been applied to reinstate Accounts by the last day of the Plan Year during which such forfeitures arose shall be allocated to the Members (without regard to which Employer contributed the amount forfeited) for the Plan Year in the manner provided in Section 5.3 as if such forfeitures and Investment Gain or Loss thereon were part of the Employer Matching Contribution for the Plan Year.

       5.9 RESTORATION OF FORFEITED AMOUNTS. If a Member or former Member who forfeited any portion of his Employer Matching Contribution Account pursuant to the provisions of Section 8.4 resumes employment covered under the Plan, then the following provisions shall apply:

              (a) REPAYMENT REQUIREMENT. The Member's Employer Matching Contribution Account shall be restored if he repays to the Trustee the full amount of any distribution from the Employer Matching Contribution Account with respect to which the forfeiture arose. Such repayment must be made prior to the earlier of (a) the date on which he incurs a Period of Severance of five years, or (b) the fifth anniversary of the first date on which the Member is subsequently re-employed by the Employer.

              (b) MEMBERS WITH NO VESTED INTEREST. If a Member or former Member who forfeited any portion of his Employer Matching Contribution Account pursuant to the provisions of Section 8.4 received no distribution from his Employer Matching Contribution Account as a result of his termination of participation in the Plan (because his vested percentage was zero), that Account will be restored if, and only if, he resumes employment covered under the Plan prior to incurring a Period of Severance of five years.

              (c) AMOUNT RESTORED. The amount to be restored under the preceding provisions of this Section shall be the dollar value of the amount in the Member's Employer Matching Contribution Account, both the amount distributed and the amount forfeited, unadjusted by any subsequent gains or losses. The Member's Employer Matching Contribution Account balance shall be restored as soon as administratively practicable after the later of the date the Member resumes employment covered under the Plan or the date on which any required repayment is completed. No distribution shall be made to a Member from his Employer Matching Contribution Account as a result of a prior Separation from service after the restoration of such Account has been effectuated.

              (d) NO OTHER BASIS FOR RESTORATION. Except as otherwise provided above, a Member's Employer Matching Contribution Account shall not be restored upon resumption of employment covered by the Plan. Any portion of the Trust Fund attributable to Years of Service prior to resumption of employment by a Member whose Employer Matching Contribution Account has not been restored shall be held and distributed in accordance with applicable provisions of the Plan and elections made thereunder. A separate Employer Matching Contribution Account shall be established and maintained for Employer Matching Contributions allocable to such a Member after his resumption of employment covered by the Plan.

       5.10 NO VESTING UNLESS OTHERWISE PRESCRIBED. No allocations, adjustments, credits, or transfers shall ever vest in any Member or former Member any right, title, or interest in the Trust Fund except at the times and upon the terms and conditions herein set forth.

                                   ARTICLE VI
                           LIMITATIONS ON ALLOCATIONS


       6.1 BASIC LIMITATION. The Annual Additions which may be credited to a Member's Accounts under this Plan for any Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Member's Account for the same Limitation Year under any other qualified defined contribution plans, Welfare Benefit Funds, and Individual Medical Accounts maintained by any Affiliated Employer. If the Annual Additions with respect to the Member under such other plans, funds, and accounts are less than the Maximum Permissible Amount and the Employer Contribution that would otherwise be contributed or allocated to the Member's Accounts under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans, funds, and accounts for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Member under such other plans, funds, and accounts in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Member's Account under this Plan for the Limitation Year.

       6.2  ESTIMATION OF MAXIMUM PERMISSIBLE AMOUNT.   Prior to determining
the Member's actual Annual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount on the basis of a reasonable estimation of the Member's Annual Compensation for such Limitation Year, uniformly determined for all Members similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year shall be determined on the basis of the Member's actual Annual Compensation for such Limitation Year.

       6.3 ATTRIBUTION OF EXCESS AMOUNTS. If, pursuant to Section 6.2 or as a result of the allocation of forfeitures, or for any other reason permitted by the Internal Revenue Service, a Member's Annual Additions under this Plan and all such other plans, funds, and accounts result in an Excess Amount, such Excess Amount shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a Welfare Benefit Fund or Individual Medical Account will be deemed to have been allocated first regardless of the actual allocation date. If an Excess Amount was allocated to a Member's Account on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of:

              (a)  the total Excess Amount allocated as of such date, times

              (b) the ratio of (i) the Annual Additions allocated to the Member's Account for the Limitation Year as of such date under this Plan, to (ii) the total Annual Additions allocated to the Member's Accounts for the Limitation Year as of such date under all qualified defined contribution plans.

       6.4 TREATMENT OF EXCESS AMOUNTS. If an Excess Amount attributed to this Plan is held or contributed as a result of the allocation of forfeitures, reasonable error in estimating a Member's

Considered Compensation, reasonable error in calculating the maximum Salary Deferral Contribution that may be made with respect to a Member under Section 415 of the Code or because of any other facts and circumstances which the Commissioner of Internal Revenue finds to be justified, the Excess Amount shall be reduced as follows:

              (a) If the Member is in the Eligible Class at the end of the Limitation Year, then such Excess Amounts shall not be distributed to the Member, but shall be reallocated to a suspense account and shall be reapplied to reduce future Employer Contributions (including any allocation of forfeitures) under this Plan for such Member in the next Limitation Year, and for each succeeding Limitation Year, if necessary.

              (b) If, after application of paragraph (a) of this Section, an Excess Amount still exists, and the Member is not in the Eligible Class at the end of the Limitation Year, then such Excess Amounts in the Member's Accounts shall not be distributed to the Member, but shall be reallocated to a suspense account and shall be reapplied to reduce future Employer Contributions (including allocation of any forfeitures), for all remaining Members in the next Limitation Year and each succeeding Limitation Year if necessary.

              (c) If a suspense account is in existence at any time during the Limitation Year pursuant to this Section, it will not participate in the allocation of the Trust Fund's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Members' Accounts before any Employer Contribution may be made to the Plan for that Limitation Year. Excess Amounts may not be distributed to Members or former Members. If the Plan is terminated while a suspense account described in this Section is in existence, the amount in such suspense account shall revert to the Employer(s) to which it is attributable.

       6.5 MEMBERS PARTICIPATING IN QUALIFIED DEFINED BENEFIT PLAN. If any Affiliated Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Member in this Plan, the sum of the Member's Defined Benefit Fraction and Defined Contribution Fraction will not exceed 1.0 in any Limitation Year. The Annual Additions credited to any such Member's Accounts under this Plan in any Limitation Year will be limited as necessary to meet the limitations of this Section.

                                  ARTICLE VII
                             TOP-HEAVY REQUIREMENTS


       7.1 APPLICATION. The requirements described in this Article will apply to each Plan Year that this Plan is determined to be a Top-Heavy Plan under the test set out in the following Section.

       7.2 TOP-HEAVY TEST. If on the Determination Date the total of the Accounts of Key Employees in the Plan exceeds 60 percent of the total of the Accounts of all Employees in the Plan, this Plan will be a Top-Heavy Plan for that Plan Year. In addition, if this Plan is required to be included in an Aggregation Group and that group is a top-heavy group, this Plan will be treated as a Top-Heavy Plan. An Aggregation Group is a top-heavy group if on the Determination Date the sum of (a) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans in the Aggregation Group plus (b) the total of all of the accounts of Key Employees under all defined contribution plans in the Aggregation Group is more than 60 percent of a similar sum determined for all employees covered in the Aggregation Group. In determining the present value of the accumulated accrued benefits for any Employee or the amount in the account of any Employee, the value or amount will be increased by all distributions made to or for the benefit of the Employee under the Plan during the five-year period ending on the Determination Date. All rollover contributions made by the Employee to the Plan will not be considered by the Plan for either test. If an Employee is a Non-Key Employee under the Plan for the Plan Year but was a Key Employee under the Plan for another prior Plan Year, his account will not be considered. Benefits will not be taken into account in determining the top-heavy ratio for any Employee who has not performed services for the Employer during the last five-year period ending on the Determination Date. For purposes of computing the top-heavy ratio, the valuation date of the Plan shall be the last day of each Plan Year. For purposes of establishing present value to compute the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on an interest rate of eight percent and the 1983 IAM mortality table without setback.

       7.3 VESTING RESTRICTIONS IF PLAN BECOMES TOP-HEAVY. If a Member has at least one Hour of Service during a Plan Year when the Plan is a Top-Heavy Plan, he will either vest under the normal vesting provisions of the Plan or under the Top-Heavy vesting schedule set forth below in this Section, whichever is more favorable. If the Plan ceases to be a Top-Heavy Plan, this requirement will no longer apply, and the normal vesting provisions of the Plan will be applicable to all subsequent contributions by the Employers. However, a Member who has at least three Years of Vesting Service at the time that the Plan ceases to be a Top-Heavy Plan will continue to vest under the Top-Heavy vesting schedule or the normal vesting provisions of the Plan, whichever is more favorable. The Top-Heavy vesting schedule is:





                                     VII-1

              Years of Active Service                               Vested Percentage
              -----------------------                               -----------------
                    Less than 2                                              0%
                         2                                                  20%
                         3                                                  40%
                         4                                                  60%
                         5                                                  80%
                         6                                                 100%


       7.4 MINIMUM CONTRIBUTION IF PLAN BECOMES TOP-HEAVY. For any Plan Year during which the Plan is a Top-Heavy Plan, the Employer Contributions and forfeitures allocated on behalf of any Member who is not a Key Employee shall not be less than the lesser of (a) three percent of such Member's Annual Compensation, or (b) in the case where no Affiliated Employer has a defined benefit plan that designates this Plan to satisfy Section 401 of the Code, the largest percentage of Employer Contributions and forfeitures, as a percentage of the Key Employee's Annual Compensation, allocated on behalf of any Key Employee for that Plan Year. Each Employee who is eligible to be a Member and is employed by any Affiliated Employer on the last day of the Plan Year shall be entitled to receive an allocation under this Section, regardless of whether he has made any Required Employee Contributions, whether his Annual Compensation is less than a stated amount, or whether he has completed any minimum number of Hours of Service during the Plan Year. All defined contribution plans required to be included in the Aggregation Group will be treated as one plan for purposes of meeting the three percent minimum, unless this Plan is also required to be included in an Aggregation Group which includes a defined benefit plan and this Plan enables that defined benefit plan to meet the requirements of Sections 401(a)(4) or 410 of the Code. Salary Deferral Contributions and Employer Matching Contributions made on behalf of Key Employees are included in determining the highest rate of Employer Contributions. Salary Deferral Contributions and Employer Matching Contributions made on behalf of Non-Key Employees are not included for that purpose. Salary Deferral Contributions that may be treated as Section 401(k) Contributions or Section 401(m) Contributions made on behalf of Non-Key Employees may not be included in determining the minimum contribution required under this Section to the extent that they are treated as Section 401(m) Contributions or Section 401(k) Contributions for purposes of the Actual Deferral Percentage test or the Contribution Percentage test.

       7.5 DISREGARD OF GOVERNMENT PROGRAMS. If this Plan is a Top-Heavy Plan, it must meet the vesting and benefit requirements described in this Article without taking into account contributions or benefits under Chapter 2 of the Code (relating to the tax on self-employment income), Chapter 21 of the Code (relating to the Federal Insurance Contributions Act), Title II of the Social Security Act, or any other Federal or State law.

       7.6 COVERAGE UNDER MULTIPLE TOP-HEAVY PLANS. If a Non-Key Employee is covered by both a Top-Heavy defined contribution plan and a defined benefit plan, he will receive the defined benefit minimum, offset by the benefits provided under the defined contribution plan.





                                     VII-2

       7.7 RESTRICTIONS IF PLAN BECOMES SUPER TOP-HEAVY. If the Plan is determined to be a Top-Heavy Plan, the number "1.00" shall be substituted for the number "1.25" when applying the limitations of Section 415 of the Code to this Plan, unless the Plan would not be a Top-Heavy Plan if "90 percent" were substituted for "60 percent" and the Employer Contribution for the Plan Year for each Non-Key Employee who is a Member is not less than four percent of the Member's Annual Compensation.





                                     VII-3

                                  ARTICLE VIII
                     BENEFITS AND EVENTS ENTITLING MEMBERS
                          TO DISTRIBUTION OF BENEFITS


       8.1 VALUATION OF ACCOUNTS FOR WITHDRAWALS AND DISTRIBUTIONS. For the purpose of making a distribution or withdrawal, a Member's or former Member's Accounts shall be the value of his Accounts on the Valuation Date which is coincident with the distribution or withdrawal. However, for purposes of making a distribution or withdrawal of the Member's or former Member's interest in the Sponsor Stock fund, the value of shares of Sponsor Stock allocated to the Member's or former Member's Account will be the net cash proceeds of the sale of Sponsor Stock when the Trustee sells it in order to make the distribution or withdrawal.

       8.2 DEATH, RETIREMENT, OR TOTAL PERMANENT DISABILITY. The amount payable upon the death, Retirement, or Separation on account of Total and Permanent Disability of a Member will be 100 percent of the amount credited to his Accounts.

       8.3 SEVERANCE BENEFIT. A Member or former Member whose Separation occurs for any reason other than death, Retirement, or Total Permanent Disability shall be entitled to a severance benefit equal to the "vested interest" of such Member in his Accounts. For purposes of this Section, a Member's or former Member's "vested interest" shall be an amount equal to the sum of the total amount credited to all of his Accounts other than his Employer Matching Contribution Account, plus the total amount credited to his Employer Matching Contribution Account, adjusted for prior withdrawals, if any, and multiplied by his vested percentage as shown in the vesting schedule set forth below:

          YEARS OF
       ACTIVE SERVICE                                         VESTING PERCENTAGE
       --------------                                         ------------------
            Less than 1                                               0%
                 1                                                    0%
                 2                                                    0%
                 3                                                   20%
                 4                                                   40%
                 5                                                   60%
                 6                                                   80%
             7 or more                                              100%

       8.4 FORFEITURE ON TERMINATION OF PARTICIPATION. If as a result of terminating his participation in the Plan a former Member receives a distribution of his entire vested interest in his Accounts, the nonvested amount in his Employer Matching Contribution Account is immediately forfeited. A former Member who received no distribution of Employer Contributions because he had no vested interest shall be treated as if he received a distribution of his entire vested interest in the Plan.





                                     VIII-1

       If a former Member who has a vested interest in his Employer Matching Contribution Account received no distribution or a distribution of less than the full amount of his entire vested interest in his Employer Matching Contribution Account as a result of his termination of participation in the Plan, the nonvested amount in his Account is forfeited after he incurs five consecutive one-year Periods of Severance.

       A distribution shall be treated as if it were made as a result of termination of participation in the Plan if it is made not later than the end of the second Plan Year following the Plan Year in which the former Member's termination occurs.

       8.5 WITHDRAWAL OF ROLLOVER CONTRIBUTIONS. Each Member, upon giving written notice to the Administrative Committee, shall be entitled to withdraw from his Rollover Contribution Account such amount payable in a lump sum cash payment as he may specify, but not in excess of the balance of such Account. No vested benefit shall be forfeited because of a withdrawal under this Section.

       8.6 WITHDRAWAL UPON ATTAINMENT OF NORMAL RETIREMENT AGE. Each Member, upon giving written notice to the Administrative Committee, shall be entitled to withdraw from his Accounts such amount payable in a lump sum cash payment as he may specify, but not in excess of the balance of his Accounts.

       8.7 WITHDRAWAL FOR FINANCIAL HARDSHIP. Any Member may make application to the Administrative Committee to withdraw from his Salary Deferral Contribution Account, Employer Matching Contribution Account, and Rollover Contribution Account an amount payable in a lump sum cash payment not in excess of the balance of such Accounts. Withdrawals made pursuant to this Section will be permitted only in the event of immediate and heavy financial need incurred by the Member. Whether or not a Member has incurred an immediate and heavy financial need shall be determined by the Administrative Committee on the basis of all relevant facts available to the Administrative Committee and in accordance with written procedures established by the Administrative Committee. Such written procedures shall specify the requirements for requesting and receiving distributions on account of hardship, including what forms must be submitted and to whom. The Administrative Committee shall uniformly and consistently apply such written procedures so that all Members in similar circumstances are treated alike. All determinations regarding financial hardship must be made in accordance with objective nondiscretionary criteria. Such determinations must also comply with applicable Department of Treasury regulations. A financial need shall not fail to qualify as immediate and heavy merely because such need was reasonably foreseeable or voluntarily incurred by the Member. A distribution will be deemed to be made on account of an immediate and heavy financial need of the Member if the distribution is for (a) medical expenses described in Section 213(d) of the Code previously incurred by the Member, the Member's spouse, or any dependents of the Member (as defined in Section 152 of the Code) or necessary for these persons to obtain medical care described in Section 213(d) of the Code, not reimbursed by insurance or otherwise, (b) costs directly related to the purchase of a principal residence for the Member (excluding mortgage payments), (c) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Member, or his or her spouse, children, or dependents, (d) payments necessary to prevent the eviction of the Member from his principal residence or foreclosure on the





                                     VIII-2
mortgage of the Member's principal residence, or (e) any other reason specified by the Administrative Committee and designated as a "deemed immediate and heavy financial need" in authority issued by the Internal Revenue Service. An application for a withdrawal made pursuant to this Section must be in writing and must state the reason or reasons for the need of such Member to make such a withdrawal. Such application must specify the amount necessary to satisfy the Member's immediate and heavy financial need, and the Member must have obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Affiliated Employers. The Administrative Committee shall be entitled to rely upon the Employee's representations set forth in his application, to the extent that such reliance is reasonable. A distribution made pursuant to this Section shall not exceed the amount of the immediate and heavy financial need
of the Member.   The amount of an immediate and heavy financial need may
include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. Applications under this Section shall be processed as soon as administratively feasible. The Administrative Committee shall direct the Trustee when to disburse any funds as a hardship withdrawal. Withdrawals made pursuant to this Section shall be made in the following order: first, withdrawals shall be made from a Member's Rollover Contribution Account, then from his Salary Deferral Contribution Account, and finally from his Employer Matching Account. Notwithstanding the foregoing, a Member shall not be entitled to make a financial hardship withdrawal of any Investment Gain or Loss credited to the Member's Salary Deferral Contribution Account after December 31, 1988. The Member's election to withdraw funds pursuant to this Section shall suspend the Member's right to have Salary Deferral Contributions made to the Plan on his behalf for a period of twelve months beginning on the date that the Member receives a hardship distribution pursuant to this Section. No withdrawal may be made under this Section unless the Member is prohibited, under the terms of the plan or an otherwise legally enforceable agreement, from making elective contributions and employee contributions to any other plan maintained by any Affiliated Employer for at least 12 months after receipt of the distribution under this Section. For purposes of the immediately preceding sentence, the phrase "any other plan" means all qualified and nonqualified plans of deferred compensation, including a stock option, stock purchase, or similar plan, or a cash or deferred arrangement that is part of a cafeteria plan within the meaning of Section 125 of the Code. Such phrase, however, does not include the mandatory employee contribution portion of a defined benefit plan, nor does it include a health or welfare benefit plan (including one that is part of a cafeteria plan within the meaning of Section 125). Moreover, the Member shall not be entitled to have Salary Deferral Contributions made to the Plan on his behalf for the Member's taxable year immediately following the taxable year of the distribution in excess of the applicable limit of Code Section 402(g) for such next taxable year less the amount of the Member's Salary Deferral Contributions for the taxable year of the hardship distribution.

       8.8 LOANS TO MEMBERS. The Administrative Committee shall determine from time to time whether loans may be made to Members, former Members or Beneficiaries. However, no loans shall be made to any shareholder-employee (as defined in Section 1379 of the Internal Revenue Code of 1954 in effect on the day before the enactment of the Subchapter S Revision Act of 1982), any owner-employee (as defined in Section 401(c)(3) of the Code), or any member of the family of either (as defined in Section 267(c)(4) of the Code).





                                     VIII-3

       If the Administrative Committee permits loans to Members, the opportunity shall be made available to all Members on an equal basis. If the Administrative Committee permits loans, each Member may borrow up to the lesser of (a) 50 percent of the vested interest in his Accounts, or (b) $50,000.00 reduced by the excess of the Member's highest outstanding loan balance from the Plan during the one-year period ending on the day before the date on which such loan was made over the Member's outstanding loan balance from the Plan on the date the loan was made. In determining whether a loan would exceed these limits, all loans under all qualified plans of the Employer and all Affiliated Employers shall be treated as loans under this Plan.

       A loan to a Member shall be a Member directed investment of his Account. The principal amount of the loan shall be made on a pro-rata basis from the Member's Salary Deferral Contribution Account, Rollover Contribution Account, Employer Matching Contribution Account, and Qualified Nonelective Employer Contribution Account. All principal and interest paid on the loan shall be credited to the Member's Loan Account which may be invested in such Plan investment funds as may be directed by the Member pursuant to Section 11.1.

       All loans shall be secured by the Member's vested interest in his Accounts at the date of the loan. The loan shall (a) be evidenced by a written note and security agreement, (b) require level amortization of the loan (with payments not less frequently than quarterly) over the term of the loan, and (c) have a term of not more than five years.

       Notwithstanding any other provision of the Plan, a Member may not make a withdrawal or receive a distribution if the remaining balance of the Member's Account would be less than the outstanding loan balance or the withdrawal or distribution would violate any security requirements of the loan.

       The Administrative Committee is authorized to establish written guidelines which, if and when adopted, shall become part of this Plan and shall establish the class of Members eligible for loans under the plan (which shall not exclude any Member who is a party in interest with respect to the Plan, within the meaning of Section 3(14) of ERISA) a procedure for applying for loans, the basis on which loans will be approved or denied, limitations (if any) on the types and amounts of loans offered, the procedure for determining a reasonable rate of interest, the events causing acceleration of the note or constituting default and steps that will be taken to preserve plan assets in the event of a default.

       Prior to the time that a Member is entitled to receive a distribution from his Salary Deferral Contribution Account, his Account balance will not be reduced as a result of his default on a loan.

       8.9 RECEIPT OF DOMESTIC RELATIONS ORDER. The receipt of a judicial decree or order shall constitute an event permitting distribution under the Plan, provided that such judicial decree or order would constitute a Qualified Domestic Relations Order if the requirement that such an order not require a plan to make distribution to an alternate payee prior to a Member's or former Member's earliest retirement age, as defined in Section 414(p)(4)(B) of the Code, were disregarded.





                                     VIII-4

       8.10 DISTRIBUTIONS UPON DISPOSITION OF ASSETS OR A SUBSIDIARY. An individual employed by an Employer that is a corporation is entitled to receive a lump sum distribution of his nonforfeitable interest in his Account in the event of the sale or other disposition by the Employer of at least 85% of all of the assets used by the Employer in a trade or business to an unrelated corporation if (a) the Employer continues to maintain the Plan after the disposition and (b) in connection with the disposition the individual is transferred to the employ of the corporation acquiring the assets.

       An individual employed by a subsidiary of the Sponsor is entitled to receive a lump sum distribution of his nonforfeitable interest in his Account in the event of the sale or other disposition by the Sponsor of its interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code) to an unrelated entity or individual if (a) the Sponsor continues to maintain the Plan after the disposition and (b) in connection with the disposition the individual continues employment with the subsidiary.

       The selling Employer is treated as continuing to maintain the Plan after the disposition only if the purchaser does not maintain the Plan after the disposition. A purchaser is considered to maintain the Plan if it adopts the Plan, becomes an employer whose employees accrue benefits under the Plan, or if the Plan is merged or consolidated with, or any assets or liabilities are transferred from the Plan to, a plan maintained by the purchaser in a transaction subject to Section 414(l)(1) of the Code.

       An unrelated corporation, entity or individual is one that is not required to be aggregated with the selling Employer under Section 414(b), (c),
(m), or (o) of the Code after the sale or other disposition.

       If a Member's nonforfeitable Account balance at the date of the disposition and at the time of any prior payment to the Member is $3,500 or less, the Administrative Committee will direct the Trustee to pay to the Member a lump sum cash distribution of his nonforfeitable interest in his Account as soon as administratively practicable following the disposition and any Internal Revenue Service approval of the distribution that the Administrative Committee deems advisable to obtain.

       If a Member's nonforfeitable Account balance at the date of the disposition or at the time of any prior payment to the Member is more than $3,500, he may elect (1) to receive a lump sum cash distribution of his Account balance as soon as administratively practicable following the disposition and any Internal Revenue Service approval of the distribution that the Administrative Committee deems advisable to obtain, or (2) he may elect to defer receipt of his nonforfeitable Account balance until the first day of the month coincident with or next following the date that he attains age 65. In the manner and at the time required under Regulations, the Administrative Committee will provide the Member with a notice of his right to defer receipt of his Account balance.

       However, no distribution shall be made to a Member under this Section after the end of the second calendar year following the calendar year in which the disposition occurred. In addition, no distribution shall be made under this Section unless it is a lump sum distribution within the meaning





                                     VIII-5
of Section 402(d)(4) of the Code, without regard to subparagraphs (A)(i) through (iv), (B), and (H) of that Section.





                                     VIII-6

                                   ARTICLE IX
                            DISTRIBUTION OF BENEFITS


       9.1 FORM OF DISTRIBUTION. Any distribution from the Plan shall be paid in a single sum in cash.

       9.2 INFORMATION PROVIDED TO MEMBERS. Information regarding the benefits available under the Plan shall be provided to Members or former Members in accordance with the following provisions:

              (a) GENERAL INFORMATION. Except as otherwise provided in paragraph (c), each Member or former Member shall be provided with a written explanation of the Member's or former Member's right, if any, to defer receipt of the distribution.

              (b) TIME FOR GIVING NOTICE. The written explanation shall be provided to a Member or former Member no less than 30 days and no more than 90 days before the Annuity Starting Date unless the Member or former Member legally waives this requirement.

              (c) EXCEPTION FOR MEMBERS WITH SMALL BENEFIT AMOUNTS. Notwithstanding the preceding provisions of this Section, no information regarding any form of benefit payable in whole or in part during the life of the Member or former Member shall be provided to the Member or former Member if his benefit is payable in a single sum under Section 9.3.

       9.3 AUTOMATIC PAYMENT OF SMALL AMOUNTS. Notwithstanding any other provision of the Plan, each Member or former Member (a) who does not die before the Annuity Starting Date and (b) whose vested Account balance at the time of distribution and at the time of any other payment to him is $3,500 or less shall be paid in the form of a single sum payment.

       9.4 TIME OF DISTRIBUTION. Subject to any contrary provisions in this Article, distributions provided for in the Plan shall be made or commenced as soon as practical, and in any event, within one year after the Member's or former Member's Separation.

       9.5 MEMBER CONSENT TO EARLY DISTRIBUTIONS. Notwithstanding any other provision of the Plan, no benefit shall be distributed or commence to be distributed to a Member or former Member prior to his attainment of the later of age 62 or Normal Retirement Age without his consent, unless the benefit is payable in a single sum under Section 9.3. Any such consent shall be valid only if given not more than 90 days prior to the Member's or former Member's Annuity Starting Date and after his receipt of the notice regarding benefits described in Section 9.2(b).

       9.6 COMPLIANCE WITH STATUTORY REQUIREMENTS. Notwithstanding any other provision of the Plan, all benefits payable under the Plan shall be distributed, or commence to be distributed, in compliance with the following provisions:

              (a) DISTRIBUTION DEADLINES FOR MEMBERS OR FORMER MEMBERS WHO ARE 70 1/2 OR OLDER. If a Member or former Member attains 70 1/2, the Member or former Member must elect to receive the distribution required under Section 401(a)(9) of the Code in one lump sum or in installments which must commence by his Required Beginning Date. If installments are elected, each installation paid must be equal to or greater than the minimum required distribution under Section 401(a)(9) of the Code.

              (b) DISTRIBUTION DEADLINE FOR DEATH BENEFITS. If a Member or former Member dies before the distribution of his entire interest, his entire interest shall be distributed within five years after his death.

              (c) LIMITATIONS ON DEATH BENEFITS. Benefits payable under the Plan shall not be provided in any form that would cause a Member's death benefit to be more than incidental. Any distribution required to satisfy the incidental benefit requirement shall be considered a required distribution for purposes of Section 401(a)(9) of the Code.

              (d) COMPLIANCE WITH SECTION 401(A)(9). All distributions under the Plan will be made in accordance with the requirements of Section 401(a)(9) of the Code and all Regulations promulgated thereunder. The provisions of the Plan reflecting Section 401(a)(9) of the Code override any distribution options in the Plan inconsistent with such Section.

              (e) COMPLIANCE WITH SECTION 401(A)(14). Unless the Member or former Member otherwise elects, the payment of benefits under the Plan to the Member or former Member will begin not later than the 60th day after the close of the Plan Year in which occurs the latest of (a) the date on which the Member or former Member attains the earlier of age 65 or the Normal Retirement Age, (b) the 10th anniversary of the year in which the Member or former Member commenced participation in the Plan, or (c) the Member's or former Member's Separation.

       9.7 QUALIFIED DOMESTIC RELATIONS ORDERS. Payment will be made in accordance with the provisions of any Qualified Domestic Relations Order.

       9.8 DISTRIBUTIONS TO DISABLED. If the Administrative Committee determines that any person to whom a payment is due is unable to care for his affairs because of physical or mental disability, it will have the authority to cause the payments to be made to the spouse, brother, sister, or other person the Administrative Committee determines to have incurred, or to be expected to incur, expenses for that person unless a prior claim is made by a qualified guardian or other legal representative. The Administrative Committee will not be responsible to oversee the application of those payments. Payments made pursuant to this power will be a complete discharge of all liability under the Plan. Any amount payable to a minor under any provision of this Plan including the foregoing provisions of this Section may be paid directly to the minor.
The receipt by the minor will be a complete discharge of all liability under the Plan.

       9.9 DESIGNATION OF BENEFICIARY. Each Member and former Member has the right to designate and to revoke the designation of his Beneficiary. Each designation or revocation must be evidenced by a written document in the form required by the Administrative Committee, signed by the Member or former Member, and filed with the Administrative Committee. If no designation is on file at the time of a Member's or former Member's death or if the Administrative Committee determines that the designation is ineffective, the designated Beneficiary will be the Member's or former Member's spouse, if living, or if not, the executor, administrator, or other personal representative of the Member's or former Member's estate.

       If a Member or former Member is considered to be married under local law, the Member's or former Member's designation of any Beneficiary, other than the Member's or former Member's spouse, will not be valid unless the spouse acknowledges in writing that he or she understands the effect of the Member's or former Member's beneficiary designation and consents to it. The consent must be to a specific Beneficiary or must expressly permit the Member or former Member to change Beneficiaries in the future without any further consent by the spouse. The written acknowledgment and consent must be filed with the Administrative Committee and signed by the spouse and a witness who is a notary public or a member of the Administrative Committee. However, if the spouse cannot be located or there exist other circumstances as described in Sections 401(a)(11) and 417(a)(2) of the Code, the requirement of the Member's or former Member's spouse's acknowledgment and consent may be waived. If a Beneficiary other than the Member's or former Member's spouse is named, the designation will become invalid if the Member is later determined to be married under local law, the Member's or former Member's missing spouse is located, or the circumstances that supported waiver of the requirement of obtaining the consent of the Member's or former Member's spouse no longer exist.

       9.10 NO DUPLICATION OF BENEFITS. There will be no duplication of benefits under this Plan. Without regard to any other language in this Plan, all distributions are to be debited to a Member's or former Member's Account as of the date of the distribution.

       9.11 MISSING MEMBERS OR BENEFICIARIES. If a person entitled to a distribution cannot be located within one year of the date any benefits payable under the Plan should be paid or commence to be paid, his Account may be forfeited and allocated as any other forfeiture pursuant to the provisions of
Section 6.6. Notwithstanding the preceding sentence, if at any time prior to termination of the Plan and complete distribution of the Trust Fund, the former Member or Beneficiary files a valid claim for the forfeited benefits payable under the Plan, then (a) as soon as administratively practicable, the forfeited benefits payable to such former Member or Beneficiary shall be reinstated, and
(b) as soon as administratively practicable following the reinstatement of such forfeited benefits, the value of the reinstated benefits shall be paid pursuant to the provisions of this Article to the former Member or Beneficiary thereof.

       9.12 CLAIMS PROCEDURE. When a benefit is or is about to be due, the Member, former Member or Beneficiary must submit a claim to the personnel office of his most recent Employer. Under normal circumstances, a final decision will be made as to a claim within 90 days after receipt of the claim. If the Administrative Committee notifies the claimant in writing during the initial 90-day period, it may extend the period up to 180 days after the initial receipt of the claim. The written notice must contain the circumstances necessitating the extension and the anticipated date for the final decision. If a claim is denied during the claims period, the Administrative Committee must notify the claimant in writing. The denial must include the specific reasons for it, the Plan provisions upon which the denial is based, and the claims review procedure. If no action is taken during the claims period, the claim is treated as if it were denied on the last day of the claims period.

       9.13 CLAIMS APPEAL PROCEDURE. If a Member's, former Member's, or Beneficiary's claim is denied and he wants a review, he must apply to the Administrative Committee in writing. That application can include any comment or argument the claimant wants to make. The claimant can either represent himself or appoint a representative, either of whom has the right to inspect all documents pertaining to the claim and its denial. The Administrative Committee can schedule any meeting with the claimant or his representative that it finds necessary or appropriate to complete its review. The request for review must be filed within 90 days after the denial. If it is not, the denial becomes final. If a timely request is made, the Administrative Committee must make its decision, under normal circumstances, within 60 days of the receipt of the request for review. However, if the Administrative Committee notifies the claimant prior to the expiration of the initial review period, it can extend the period of review up to 120 days following the initial receipt of the request for a review. All decisions of the Administrative Committee must be in writing and must include the specific reasons for its action and the Plan provisions on which its decision is based. If a decision is not given to the claimant within the review period, the claim is treated as if it were denied on the last day of the review period.

       9.14 DIRECT ROLLOVER OPTION FOR DISTRIBUTIONS MADE ON OR AFTER JANUARY 1, 1993. Effective for distributions made on or after January 1, 1993, a Member, former Member, his spouse, his surviving spouse, or his former spouse who is an alternate payee under a qualified domestic relations order (as defined in Section 414(p) of the Code) will have the right to direct that any portion of his eligible rollover distribution will be directly paid to an eligible retirement plan specified by the distributee. Any payment made under this Section will not be subject to the requirements of Section 414(l) of the Code. The term "eligible rollover distribution" means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under
Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). The term "eligible retirement plan" means an individual retirement account described in
Section 408(a) of the Code, an individual retirement annuity described in
Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                                   ARTICLE X
                            ADMINISTRATIVE COMMITTEE


       10.1 APPOINTMENT, TERM, RESIGNATION, AND REMOVAL. The Board of Directors shall appoint an Administrative Committee of not less than two persons, the members of which shall serve until their resignation, death, or removal. The Sponsor shall notify the Trustee in writing of its composition from time to time. Any member of the Administrative Committee may resign at any time by giving written notice of such resignation to the Sponsor. Any member of the Administrative Committee may be removed by the Board of Directors, with or without cause. Vacancies in the Administrative Committee arising by resignation, death, removal, or otherwise shall be filled by such persons as may be appointed by the Board of Directors.

       10.2 POWERS. The Administrative Committee shall have exclusive responsibility for the administration of the Plan, according to the terms and provisions of this document, and shall have all powers necessary to accomplish such purposes, including, but not by way of limitation, the right, power, and authority:

              (a) To make rules and regulations for the administration of the Plan which are not inconsistent with the terms and provisions thereof, provided such rules and regulations are evidenced in writing;

              (b) To construe all terms, provisions, conditions, and limitations of the Plan; and its construction thereof made in good faith and without discrimination in favor of or against any Member or former Member shall be final and conclusive on all parties at interest;

              (c) To correct any defect, supply any omission, or reconcile any inconsistency which may appear in the Plan in such manner and to such extent as it shall deem expedient to carry the Plan into effect for the greatest benefit of all parties at interest, and its judgment in such matters shall be final and conclusive as to all parties at interest;

              (d) To select, employ, and compensate from time to time such consultants, actuaries, accountants, attorneys, and other agents and employees as the Administrative Committee may deem necessary or advisable for the proper and efficient administration of the Plan, and any agent, firm, or employee so selected by the Administrative Committee may be a disqualified person, but only if the requirements of Section 4975(d) of the Code have been met;

              (e) To resolve all questions relating to the eligibility of Employees to become Members, and to determine the period of Active Service and the amount of Considered Compensation upon which the benefits of each Member shall be calculated;

              (f) To resolve all controversies relating to the administration of the Plan, including but not limited to (1) differences of opinion arising between the Employer and a Member or former Member, and (2) any questions it deems advisable to determine in order to promote the uniform and nondiscriminatory administration of the Plan for the benefit of all parties at interest;

              (g) To direct and instruct or to appoint an investment manager or managers which would have the power to direct and instruct the Trustee in all matters relating to the preservation, investment, reinvestment, management, and disposition of the Trust Fund; provided, however, that the Administrative Committee shall have no authority that would prevent the Trustee from being an "agent independent of the issuer," as that term is defined in Rule 10b-18 promulgated under the Securities Exchange Act of 1934, at any time that the Trustee's failure to maintain such status would result in the Sponsor or any other person engaging in a "manipulative or deceptive device or contrivance" under the provisions of Rule 10b-6 of such Act;

              (h) To direct and instruct the Trustee in all matters relating to the payment of Plan benefits and to determine a Member's or former Member's entitlement to a benefit should he appeal a denial of his claim for a benefit or any portion thereof; and

              (i) To delegate such of its clerical and recordation duties under the Plan as it may deem necessary or advisable for the proper and efficient administration of the Plan.

       10.3 ORGANIZATION. The Administrative Committee shall select from among its members a chairman, who shall preside at all of its meetings, and shall select a secretary, without regard as to whether that person is a member of that Administrative Committee, who shall keep all records, documents, and data pertaining to its supervision of the administration of the Plan.

       10.4 QUORUM AND MAJORITY ACTION. A majority of the members of the Administrative Committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members present at any meeting will decide any question brought before that meeting. In addition, the Administrative Committee may decide any question by a vote, taken without a meeting, of a majority of its members.

       10.5 SIGNATURES. The chairman, the secretary, and any one or more of the members of the Administrative Committee to which the Administrative Committee has delegated the power, shall each, severally, have the power to execute any document on behalf of the Administrative Committee, and to execute any certificate or other written evidence of the action of the Administrative Committee. The Trustee, after being notified of any such delegation of power in writing, shall thereafter accept and may rely upon any document executed by such member or members as representing the action of the Administrative Committee until the Administrative Committee files with the Trustee a written revocation of that delegation of power.

       10.6 DISQUALIFICATION OF ADMINISTRATIVE COMMITTEE MEMBERS. A member of the Administrative Committee who is also a Member of the Plan shall not vote or act upon any matter relating solely to himself, unless he is the sole member of the Administrative Committee.

       10.7 DISCLOSURE TO MEMBERS. The Administrative Committee shall make available to each Member, former Member, and Beneficiary for his examination such records, documents, and other data as are required under ERISA, but only at reasonable times during business hours. No Member, former Member, or Beneficiary shall have the right to examine any data or records reflecting the compensation paid to any other Member, former Member, or Beneficiary, and the Administrative Committee shall not be required to make any data or records available other than those required by ERISA.

       10.8 STANDARD OF PERFORMANCE. The Administrative Committee and each of its members shall use the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in conducting his business as the administrator of the Plan; shall, when exercising its power to direct investments, diversify the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and shall otherwise act in accordance with the provisions of the Plan and ERISA.

       10.9 LIABILITY OF ADMINISTRATIVE COMMITTEE AND LIABILITY INSURANCE. No member of the Administrative Committee shall be liable for any act or omission of any other member of the Administrative Committee, the Trustee, any investment manager, or any Member who directs the investment of his Account or other agent appointed by the Administrative Committee except to the extent required by the terms of ERISA, and any other applicable state or federal law, which liability cannot be waived. No member of the Administrative Committee shall be liable for any act or omission on his own part except to the extent required by the terms of ERISA, and any other applicable state or federal law, which liability cannot be waived. In this connection, each provision hereof is severable and if any provision is found to be void as against public policy, it shall not affect the validity of any other provision hereof.

       Further, it is specifically provided that the Trustee may, at the direction of the Administrative Committee, purchase out of the Trust Funds hereof insurance for the members of the Administrative Committee and any other fiduciaries appointed by the Administrative Committee, and for the Trust Fund itself to cover liability or losses occurring by reason of the act or omission of any one or more of the members of the Administrative Committee or any other fiduciary appointed by them under this Plan, provided such insurance permits recourse by the insurer against the members of the Administrative Committee or the other fiduciaries concerned in the case of a breach of a fiduciary obligation by one or more members of the Administrative Committee or other fiduciary covered thereby.

       10.10 BONDING. No member of the Administrative Committee shall be required to give bond for the performance of his duties hereunder unless required by a law which cannot be waived.

       10.11 COMPENSATION. The Administrative Committee shall serve without compensation for their services, but shall be reimbursed by the Employers for all expenses properly and actually incurred in the performance of their duties under the Plan unless the Employers elect to have such expenses paid out of the Trust Fund.

       10.12 PERSONS SERVING IN DUAL FIDUCIARY ROLES. Any person, group of persons, corporations, firm, or other entity may serve in more than one fiduciary capacity with respect to the Plan, including the ability to serve both as a successor trustee and as a member of the Administrative Committee.

       10.13 ADMINISTRATOR. For all purposes of ERISA, the Administrator of the Plan shall be the Sponsor. The Administrator of the Plan shall have final responsibility for compliance with all reporting and disclosure requirements imposed with respect to the Plan under any federal or state law, or any regulations promulgated thereunder.

       10.14 NAMED FIDUCIARY. The members of the Administrative Committee shall be the "named fiduciary" for purposes of Section 402(a)(1) of ERISA, and as such shall have the authority to control and manage the operation and administration of the Plan, except to the extent such authority and control is allocated or delegated to other parties pursuant to the terms of the Plan.

       10.15 STANDARD OF JUDICIAL REVIEW OF ADMINISTRATIVE COMMITTEE ACTIONS. The Administrative Committee has full and absolute discretion in the exercise of each and every aspect of its authority under the Plan, including without limitation, the authority to determine any person's right to benefits under the Plan, the correct amount and form of any such benefits; the authority to decide any appeal; the authority to review and correct the actions of any prior administrative committee; and all of the rights, powers, and authorities specified in Sections 9.12, 9.13, and 10.2. Notwithstanding any provision of law or any explicit or implicit provision of this document or, any action taken, or ruling or decision made, by the Administrative Committee in the exercise of any of its powers and authorities under the Plan will be final and conclusive as to all parties other than the Sponsor or Trustee, including without limitation all Members and Beneficiaries, regardless of whether the Administrative Committee or one or more members thereof may have an actual or potential conflict of interest with respect to the subject matter of such action, ruling, or decision. No such final action, ruling, or decision of the Administrative Committee will be subject to de novo review in any judicial proceeding; and no such final action, ruling, or decision of the Administrative Committee may be set aside unless it is held to have been arbitrary and capricious by a final judgment of a court having jurisdiction with respect to the issue.

       10.16 INDEMNIFICATION OF ADMINISTRATIVE COMMITTEE BY THE SPONSOR. The Sponsor shall indemnify and hold harmless the Administrative Committee, the Administrative Committee members, and any persons to whom the Administrative Committee has allocated or delegated its responsibilities in accordance with the provisions hereof, as well as any other fiduciary who is also an officer, director, or Employee of an Employer, and hold each of them harmless from and against all claims, loss, damages, expense, and liability arising from their responsibilities in connection with the administration of the Plan which is not otherwise paid or reimbursed by insurance, unless the same shall result from their own willful misconduct.

                                   ARTICLE XI
                              INVESTMENT ELECTIONS


       11.1 INVESTMENT FUNDS ESTABLISHED. It is contemplated that the assets of this Plan shall be invested in such categories of assets as may be determined from time to time by the Administrative Committee and announced and made available on an equal basis to all Members and former Members. All amounts contributed to a Member's Employer Matching Contribution Account in the form of Sponsor Stock shall be deposited in the Sponsor Stock fund and shall remain invested in the Sponsor Stock fund until the Member or former Member instructs the Trustee to transfer all or a portion of such amounts to other investment funds in accordance with procedures established by the Administrative Committee. In accordance with procedures established by the Administrative Committee, each Member and former Member may designate the percentage of his Employer Matching Contribution Account (except as specified above), Qualified Nonelective Employer Contribution Account, Rollover Contribution Account, and Salary Deferral Contribution Account to be invested in each investment fund available under the Plan. Up to one hundred percent (100%) of the Trust assets may be invested in Sponsor Stock.

       11.2 ELECTION PROCEDURES ESTABLISHED. The Administrative Committee shall, from time to time, establish rules to be applied in a nondiscriminatory manner as to all matters relating to the administration of the investment of funds including, but not limited to, the following:

              (a) The percentage of a Member's or former Member's Account as it exists, from time to time, that may be transferred from one fund to another and the limitations based on amounts, percentages, time, or frequency, if any, on such transfers;

              (b) The percentage of a Member's future contributions, when allocated to his Account, that may be invested in any one or more funds and the limitations based upon amounts, percentages, time, or frequency, if any, on such investments in various funds;

              (c) The procedures for making investment elections and changing existing investment elections;

              (d) The period of notice required for making investment elections and changing existing investment elections;

              (e) The handling of income and change of value in funds when funds are in the process of being transferred between investment funds and to investment funds; and

              (f) All other matters necessary to permit the orderly operation of investment funds within the Plan.

When the Administrative Committee changes any previous applicable rule, it shall state the effective time of the change and the procedures for complying with any such change. Any change shall remain effective until such date as stated in the change, or if none is stated, then until revoked or changed in a like manner.

                                  ARTICLE XII
                   VOTING OF SPONSOR STOCK AND TENDER OFFERS


       12.1 VOTING OF SPONSOR STOCK. When the Sponsor files preliminary or final proxy solicitation materials with the Securities and Exchange Commission, the Sponsor shall cause a copy of all materials to be simultaneously sent to the Trustee. Based on these materials, the Trustee shall prepare a voting instruction form. At the time of mailing of notice of each annual or special stockholders' meeting of the Sponsor, the Sponsor shall cause a copy of the notice and all proxy solicitation materials to be sent to each Member with an interest in Sponsor Stock held in the Trust, together with the foregoing voting instruction form to be returned to the Trustee or its designee. The form shall show the number of full and fractional shares of the Sponsor Stock credited to each Member's or former Member's Account. The Sponsor shall provide the Trustee with a copy of any materials provided to the Members and shall certify to the Trustee that the materials have been mailed or otherwise sent to the Members and former Members.

       Each Member and former Member with an interest in Sponsor Stock held in the Trust shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the number of shares of the Sponsor Stock reflecting such Member's or former Member's proportional interest in the Sponsor Stock held in the Trust (both vested and unvested). Directions from a Member or former Member to the Trustee concerning the voting of the Sponsor Stock shall be communicated in writing, or by mailgram or similar means. These directions shall be held in confidence by the Trustee and shall not be divulged to the Sponsor, or any officer or employee thereof, or any other person except to the extent that the Sponsor must have the safeguarded information in order to comply with Federal laws or State laws not preempted by ERISA. Upon its receipt of the directions, the Trustee shall vote the shares of the Sponsor Stock reflecting the Member's or former Member's proportional interest in the Sponsor Stock held in the Trust as directed by the Member or former Member.
The Trustee shall vote shares of the Sponsor Stock reflecting such Member's or former Member's proportional interest in the Sponsor Stock held in the Trust (both vested and unvested) for which it has received no directions from the Member or former Member in the same proportion on each issue as it votes those shares for which it received voting directions from Members and former Members. The Trustee shall vote shares of the Sponsor Stock not credited to Members' or former Members' Accounts in the same proportion on each issue as it votes those shares credited to Members' and former Members' Accounts for which it received voting directions from Members and former Members.

       12.2 TENDER OFFERS. Upon commencement of a tender offer for any securities held in the Trust that are the Sponsor Stock, the Sponsor shall notify each Member and former Member of the tender offer and utilize its best efforts to timely distribute or cause to be distributed to each Member and former Member the same information that is distributed to other stockholders of the Sponsor in connection with the tender offer, and, after consulting with the Trustee, shall provide and pay for a means by which the Member or former Member may direct the Trustee whether or not to tender the Sponsor Stock credited to the Member's or former Member's vested and unvested Accounts. The Sponsor shall provide the Trustee with a copy of any material provided to the Members and former Members and shall certify to the Trustee that the materials have been mailed or otherwise sent to Members and former Members.





                                     XII-1

       Each Member and former Member shall have the right to direct the Trustee to tender or not to tender some or all of the shares of the Sponsor Stock reflecting his proportional interest in the Sponsor Stock held in the Trust (both vested and unvested). Directions from a Member or former Member to the Trustee concerning the tender of the Sponsor Stock shall be communicated in writing, or by mailgram or such similar means as is agreed upon by the Trustee and the Sponsor under the preceding paragraph. These directions shall be held in confidence by the Trustee and shall not be divulged to the Sponsor, or any officer or employee thereof, or any other person except to the extent that the consequences of such directions are reflected in reports regularly communicated to any such persons in the ordinary course of the performance of the Trustee's services hereunder. The Trustee shall tender or not tender shares of Sponsor Stock as directed by the Member or former Member. To the extent that Members or former Members fail to affirmatively direct the Trustee or fail to issue valid directions to the Trustee to tender shares of the Sponsor Stock credited to their Accounts, those Members or former Members will be deemed to have instructed the Trustee not to tender those shares. Accordingly, the Trustee shall not tender shares of Sponsor Stock credited to a Member's or former Member's Accounts for which it has received no directions or invalid directions from the Member or former Member.

       The Trustee shall tender that number of shares of the Sponsor Stock not credited to Members' or former Members' Accounts which is determined by multiplying the total number of shares of the Sponsor Stock not credited to Members' or former Members' Accounts by a fraction of which the numerator is the number of shares of the Sponsor Stock credited to Members' or former Members' accounts for which the Trustee has received valid directions from Members or former Members to tender (which directions have not been withdrawn as of the date of this determination) and of which the denominator is the total number of shares of the Sponsor Stock credited to Members' or former Members' Accounts.

       A Member or former Member who has directed the Trustee to tender some or all of the shares of the Sponsor Stock credited to the Member's or former Member's Accounts may, at any time prior to the tender offer withdrawal date, direct the Trustee to withdraw some or all of the tendered shares, and the Trustee shall withdraw the directed number of shares from the tender offer prior to the tender offer withdrawal deadline. Prior to the withdrawal deadline, if any shares of the Sponsor Stock not credited to Members' or former Members' Accounts have been tendered, the Trustee shall redetermine the number of shares of the Sponsor Stock that would be tendered under this Section if the date of the foregoing withdrawal were the date of determination, and withdraw from the tender offer the number of shares of the Sponsor Stock not credited to Members' or former Members' Accounts necessary to reduce the amount of tendered Sponsor Stock not credited to Members' or former Members' Accounts to the amount so redetermined. A Member or former Member shall not be limited as to the number of directions to tender or withdraw that the Member or former Member may give to the Trustee.

       A direction by a Member or former Member to the Trustee to tender shares of the Sponsor Stock reflecting the Member's or former Member's proportional interest in the Sponsor Stock held in the Trust shall not be considered a written election under the Plan by the Member or former Member to withdraw, or have distributed, any or all of his withdrawable shares. The Trustee shall credit to each proportional interest of the Member or former Member from which the tendered shares





                                     XII-2
were taken the proceeds received by the Trustee in exchange for the shares of the Sponsor Stock tendered from that interest.

       12.3 SHARES CREDITED. For all purposes of this Article, the number of shares of the Sponsor Stock deemed "credited" to a Member's or former Member's Accounts as of the relevant date (the record date or the date specified in the tender offer) shall be calculated by reference to the number of shares reflected on the books of the transfer agent as of the relevant date. In the case of a tender offer, the number of shares credited shall be determined as of a date as close as administratively feasible to the relevant date.

       12.4 CONVERSION. All provisions in this Article shall also apply to any securities received as a result of a conversion of the Sponsor Stock.

       12.5 NAMED FIDUCIARY. For purposes of ERISA, each Member or former Member shall be the named fiduciary for purposes of Section 403(a)(1) of ERISA in connection with the exercise of voting and tender offer rights relating to shares of the Sponsor Stock credited to the his Accounts and any shares of the Sponsor Stock not credited to his Accounts that may be affected by his voting or tender decision.





                                     XII-3

                                  ARTICLE XIII
                      ADOPTION OF PLAN BY OTHER EMPLOYERS


       13.1 ADOPTION PROCEDURE. Any business organization may, with the approval of the Board of Directors, adopt this Plan by:

              (a) executing an adoption instrument (approved by the board of directors of the adopting Employer) agreeing to be bound as an Employer by all the terms, conditions, and limitations of this Plan except those, if any, specifically described in the adoption instrument; and

              (b) providing all information required by the Administrative Committee and the Trustee.

       An adoption may be retroactive to the beginning of a Plan Year if these conditions are complied with on or before the last day of that Plan Year.

       13.2 NO JOINT VENTURE IMPLIED. The document which evidences the adoption of the Plan by an Employer shall become a part of this Plan. However, neither the adoption of this Plan by an Employer nor any act performed by it in relation to this Plan shall ever create a joint venture or partnership relation between it and any other Employer.

       13.3 ALL TRUST ASSETS AVAILABLE TO PAY ALL BENEFITS. The Accounts of Members and former Members employed by the Employers which adopt this Plan shall be commingled for investment purposes. All assets in the Trust Fund shall be available to pay benefits to all Members and former Members.

       13.4 QUALIFICATION A CONDITION PRECEDENT TO ADOPTION AND CONTINUED PARTICIPATION. The adoption of this Plan by a business organization is contingent upon and subject to the express condition precedent that the initial adoption does not cause the Plan to fail to qualify under Section 401(a) of the Code. In the event the adoption causes the Plan to fail to qualify, the adoption shall fail retroactively for failure to meet the condition precedent, the portion of the Trust Fund attributable to the attempted adoption shall be immediately returned to the adopting business organization, and the adoption shall be void ab initio. In the event the adoption of the Plan by a business organization later causes the Plan to be disqualified for any reason, the adoption shall fail retroactively for failure to meet the condition precedent and the portion of the Trust Fund attributable to the adoption by that business organization shall be immediately spun off, retroactively as of the last date for which the Plan qualified, to a separate trust fund for its sole benefit and an identical but separate plan shall be created, retroactively effective as of the last date the Plan as adopted by that business organization qualified, for the benefit of the Members covered by that adoption.





                                     XIII-1

                                  ARTICLE XIV
                           AMENDMENT AND TERMINATION


       14.1 SPONSOR'S RIGHT TO AMEND. Subject to the limitations prescribed by Section 14.2, the Board of Directors may at any time and from time to time modify or amend the Plan in whole or in part. Any amendment shall be made by an instrument in writing, executed by the appropriate officer of the Sponsor, setting forth the nature of the amendment and its effective date.

       14.2 LIMITATIONS ON RIGHT TO AMEND. No amendment shall vest in any Employer, directly or indirectly, any right, title or interest in or to control over any Trust Fund or any portion thereof. No part of the Trust Fund shall by reason of any amendment be used for or diverted to purposes other than the exclusive benefit of Members and their Beneficiaries. If the Plan is amended in any manner, the nonforfeitable percentage of the accrued benefit derived from Employer Contributions (determined as of the later of the date of the adoption of the amendment or of the effective date of the amendment) of each Member shall not be less than such nonforfeitable percentage computed under the Plan without regard to such amendment. If the Plan's vesting schedule is amended, if the Plan is amended in any way that directly or indirectly affects the computation of the Member's nonforfeitable percentage, each Member with at least three Years of Vesting Service may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change. The period during which the election may be made shall begin on the date on which the amendment is adopted or deemed to be made and shall end on the day which is 60 days after the latest of (a) the day the amendment is adopted or deemed to be made; (b) the day the amendment becomes effective; or (c) the day the Member is issued written notice of the amendment by the Employer. No amendment shall decrease the Account balance of a Member or eliminate an optional form of benefit with respect to benefits attributable to service before the amendment in violation of Section 411(d)(6) of the Code. No amendment shall increase substantially the duties or responsibilities of the Trustee without its written consent.

       14.3 RETROACTIVE AMENDMENTS TO MEET LABOR OR TAX REQUIREMENTS. It is the intention of the Sponsor that Employer Contributions to the Plan be deductible under the applicable provisions of the Code; that the Plan meet all requirements of ERISA; that (except as otherwise prescribed by applicable law) such contributions not be subject to the Federal Social Security Act; that to the extent permitted under applicable law such contributions not be subject to withholding under the Internal Revenue Code of 1986 or the Federal Social Security Act; and that such contributions not be subject to the Fair Labor Standards Act of 1938, as amended, as part of its Employees' "regular rate." The Sponsor shall make such amendments to the Plan as may be necessary to carry out this intention. All such amendments may be made retroactively as limited by the applicable federal law.

       14.4 TERMINATION OF PLAN. The Sponsor may terminate this Plan and its related Trust Fund with respect to all Employers by executing and delivering to the Administrative Committee and the Trustee a notice of termination, specifying the date of termination. Any Employer may terminate this Plan and its related Trust Fund with respect to itself by executing and delivering to the Trustee a notice of termination, specifying the date of termination. Likewise, this Plan and its related Trust





                                     XIV-1

Fund shall automatically terminate with respect to any Employer if there is a general assignment by that Employer to or for the benefit of its creditors, or a liquidation or dissolution of that Employer without a successor. Upon the termination of this Plan as to an Employer, the Trustee shall, subject to the provisions of Section 15.5, distribute to each Member employed by the terminating Employer the amount certified by the Administrative Committee to be due the Member.

       The Employer should apply to the Internal Revenue Service for a determination letter with respect to its termination, and the Trustee should not distribute the Trust Funds until a determination is received. However, should it decide that a distribution before receipt of the determination letter is necessary or appropriate it should retain sufficient assets to cover any tax that may become due upon that determination.

       14.5 VESTING UPON TERMINATION, PARTIAL TERMINATION, AND SUSPENSION OR DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS. Notwithstanding any other provision of the Plan, in the event there is a total or partial termination, or a complete discontinuance of the Employer's contributions hereunder, the vesting schedules contained in this Plan will be inapplicable and each affected Member employed by the Employers will thereupon have a full one hundred percent (100%) vested and nonforfeitable interest in the amount standing to his credit in his Account as of the total or partial termination or complete discontinuance of the Employer's contributions. If the Employers should thereafter resume making substantial Employer Contributions, all amounts credited or allocated to the affected Member's Account with respect to the Plan Years for which the contributions are resumed by the Employers and the Plan Years for which they are continued will again vest only in accordance with the vesting schedules set forth herein. During any period of termination or complete discontinuance of the Employer Contributions all other provisions of its Plan will continue in full force and effect other than the provision for the Employer Contributions and their allocation to the affected Member's Accounts.

       14.6 PLAN MERGERS. Notwithstanding any other provision hereof, the Plan will not be merged or consolidated with, nor shall any assets or liabilities of the Plan be transferred to, any other plan unless each Member would (if the plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).





                                     XIV-2

                                   ARTICLE XV
                                 MISCELLANEOUS


       15.1 NO REVERSIONARY INTEREST. In no event shall the principal or income of the Trust be paid to or revert to the Employer or be used for any purpose other than the exclusive benefit of the Members or Beneficiaries and the reasonable expenses of administering the Plan, except that:

              (a) If the Employer makes a contribution by mistake of fact, such mistaken contribution may revert and be repaid to the Employer within one year after the payment of the contribution.

              (b) The Employer's Contribution is conditioned upon the deductibility thereof under Section 404 of the Code. To the extent the deduction is disallowed the contribution may revert and be repaid to the Employer within one year after the disallowance of the deduction.

       The Employer shall, subject to the limitations set forth below, have exclusive authority and absolute discretion to determine whether a contribution, or any part thereof, shall revert and be repaid to it or shall instead remain a part of the Trust Fund. The amount which may be repaid to the Employer may not exceed the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake of fact, or the amount disallowed as a deduction. Earnings attributable to such excess contribution shall not be repaid, and losses attributable thereto shall reduce the amount which may be returned. If the repayment of the amount attributable to the mistaken contribution would cause the balance of any Member's Accounts to be reduced to less than the balance which would have been in the Accounts had the mistaken amount not been contributed, then the amount which may be repaid to the Employer shall be limited so as to avoid such reduction.

       15.2 PLAN DOES NOT CONSTITUTE AN EMPLOYMENT CONTRACT. The adoption and maintenance of the Plan shall not be deemed to be a contract between any Employer and any Member. Nothing contained herein shall be deemed to give any Member the right to be retained in the employment of the Employer or to interfere with the rights of the Employer to discharge any Member at any time, nor shall it interfere with the Member's right to terminate his employment at any time.

       15.3 BENEFITS PROVIDED SOLELY BY TRUST. All benefits payable under the Plan shall be paid or provided for solely from the Trust, and the Employer assumes no liability or responsibility therefor.

       15.4 SPENDTHRIFT CLAUSE. Except as otherwise specifically provided, no principal or income payable or to become payable from the Trust Fund shall be subject to anticipation or assignment by any Member or by any Beneficiary or be subject to attachment by, or to the interference or control of, any creditor of a Member or Beneficiary, or be taken or reached by any legal or equitable process in satisfaction of any debt or liability of a Member or Beneficiary prior to its actual receipt by such Member or Beneficiary. The interests of the Employer in the assets, earnings and profits of the Trust Fund shall not be subject to garnishment, attachment, levy, or execution of any kind for debts or defaults of any person, natural or legal, having an interest in any portion of the Trust Fund. Any attempted conveyance, transfer, assignment, mortgage, pledge, or encumbrance of the Trust estate, or any part thereof, or any interest therein, by a Member or Beneficiary, prior to distribution as herein provided, shall be absolutely and wholly void, whether such conveyance, transfer, assignment, mortgage, pledge, or encumbrance be intended to take place or become effective before or after the expiration of the period herein fixed for the continuance of the said Trust estate. The Trustee shall never under any circumstances be required to recognize any conveyance, transfer, assignment, mortgage, or pledge by a Member or Beneficiary hereunder, of any part of the Trust estate, or of any interest therein, and the Trustee shall never be required to pay any money or thing of value thereon or therefor to any creditor of a Member or Beneficiary, nor upon any debt created by a Member or Beneficiary for any cause whatsoever. This Section shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a participant pursuant to a domestic relations order, unless such order is determined to be a Qualified Domestic Relations Order, or any domestic relations order entered before January 1, 1985. Notwithstanding any provision of this Section 16.4, a Member may make a voluntary revocable assignment of his Plan benefits to the extent permitted in Regulations.

       15.5 GOVERNING LAWS; PARTIES TO LEGAL ACTIONS. The provisions of the Plan shall be construed, administered and enforced according to the laws of the United States and the State of Texas. The Trustee or the Employer may at any time initiate any legal action or proceeding for the settlement of the accounts of the Trustee or for the determination of any questions, including questions of construction which may arise, or for instruction, and the only necessary parties to such action or proceeding shall be the Trustee and the Employer, except that any other person or persons may be included as parties defendant at the election of the Trustee and the Employer.

       15.6 PLAN DOCUMENT CONTROLLING. In the event that there is a discrepancy between the terms of this document and the terms of any policy or contract issued under the Plan, the provisions of this document shall control.

       15.7 CROSS REFERENCES. All Section references are to Sections of this document, unless otherwise specified.

       15.8 TRUSTEE'S FEES AND EXPENSES. The Trustee shall receive for its services as Trustee hereunder the compensation which from time to time may be agreed upon by the Sponsor and the Trustee. All of such compensation, together with the expenses incurred by the Trustee in connection with the administration of this Trust, including fees for legal services rendered to the Trustee, all other charges and disbursements of the Trustee, and all other expenses of the Plan shall be charged to and deducted from the Trust Fund, unless the Sponsor elects in writing to have any part or all of such compensation, expenses, charges, and disbursements paid directly by the Sponsor. The Trustee shall deduct from and charge against the Trust assets any and all taxes paid by it which may be levied or assessed upon or in respect of the Trust hereunder or the income thereof, and shall equitably allocate the same among the several Members.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement this 12th day of August, 1996, to be effective as of January 1, 1996, except as otherwise specified or as otherwise required to comply with the provisions of the Tax Reform Act of 1986, or any other applicable statute, regulation, or ruling.




                                          PLAINS RESOURCES INC.


                                          By:       Mary O. (Susie) Peters
                                               -------------------------------
                                          Title:   Vice President


                                          CALUMET FLORIDA, INC.


                                          By:       Michael R. Patterson
                                               -------------------------------
                                          Title:   Vice President



                                          PLX INGLESIDE INC.


                                          By:       Michael R. Patterson
                                               -------------------------------
                                          Title:   Vice President


                                          PLAINS ILLINOIS INC.


                                          By:       Michael R. Patterson
                                               -------------------------------
                                          Title:   Vice President



                                          STOCKER RESOURCES, INC.



                                          By:       Michael R. Patterson
                                               -------------------------------
                                          Title:   Vice President